                                                                      Exhibit 99

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-F
$1,033,351,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 3-A-1 and 3-A-2
(Offered Certificates)

Bank of America, N.A.
Seller and Servicer

[LOGO OF Bank of America COMPANY]

June 9, 2003
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

----------------------------------------------------------------------------------------------------------------
                                                 To Roll/(1)/
----------------------------------------------------------------------------------------------------------------
                                                                   Est.
                                                          Est.     Prin.      Expected                 Expected
                 Approx.     Interest - Principal         WAL     Window     Maturity to    Delay      Ratings
 Class          Size /(2)/          Type                 (yrs)     (mos)    Roll @ 25 CPR    Days    (Fitch/S&P)
Offered Certificates
--------------------
    1-A-1   $   244,748,000  Variable - Pass-thru/(3)/    1.94    1 - 35       05/25/06       24         AAA/AAA
    2-A-1   $   348,228,500  Variable - Pass-thru/(4)/    2.56    1 - 59       05/25/08       24         AAA/AAA
    2-A-2   $   348,228,500  Variable - Pass-thru/(4)/    2.56    1 - 59       05/25/08       24         AAA/AAA
    3-A-1   $    46,073,000  Variable - Pass-thru/(5)/    2.87    1 - 83       05/25/10       24         AAA/AAA
    3-A-2   $    46,073,000  Variable - Pass-thru/(5)/    2.87    1 - 83       05/25/10       24         AAA/AAA

Not Offered Hereunder
---------------------
      B-1   $    13,836,000                                                                                AA/AA
      B-2   $     6,386,000                                                                                  A/A
      B-3   $     3,725,000                                                                              BBB/BBB
      B-4   $     1,596,000                                                                                BB/BB
      B-5   $     1,596,000                                                                                  B/B
      B-6   $     2,130,694                                                                                NR/NR
    1-A-P               TBD        Principal Only/(6)/                                                   AAA/AAA
    2-A-P               TBD        Principal Only/(7)/                                                   AAA/AAA
    3-A-P               TBD        Principal Only/(8)/                                                   AAA/AAA
      SES               TBD         Interest Only/(9)/                                                      N.A.
      WIO               TBD         Interest Only/(10)/                                                     N.A.
----------------------------------------------------------------------------------------------------------------

<F1>
(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of May 2006, May 2008 and May 2010, respectively.

<F2>
(2)  Class sizes are subject to change.

<F3>
(3) For each Distribution Date occurring in the month of and prior to March 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in March 2006 and prior to the Distribution Date in June 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after June 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

<F4>
(4) For each Distribution Date occurring in the month of and prior to February 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in February 2008 and prior to the Distribution Date in June 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans minus [ ]% and for the Class 2-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after June 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

<F5>
(5) For each Distribution Date occurring in the month of and prior to May 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of or after June 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

<F6>
(6) For each Distribution Date occurring in the month of or after June 2006, interest will accrue on the Class 1-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

<F7>
(7) For each Distribution Date occurring in the month of or after June 2008, interest will accrue on the Class 2-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

<F8>
(8) For each Distribution Date occurring in the month of or after June 2010, interest will accrue on the Class 3-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

<F9>
(9) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to 0.325% per annum and for Group 2 and Group 3 at a rate equal to 0.200% per annum.

<F10>
(10) Interest will accrue on each Class WIO Component at a per annum rate equal to (i) for the Class 1-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 1, (ii) for the Class 2-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 2 and (iii) for the Class 3-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 3.

                                                                               2
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

-----------------------------------------------------------------------------------------------------------------
                                                  To Maturity
-----------------------------------------------------------------------------------------------------------------
                                                                    Est.
                                                                    Prin.
                                                          Est.     Window      Expected                Expected
                 Approx.     Interest - Principal         WAL      (mos)         Final       Delay      Ratings
  Class        Size /(1)/            Type                (yrs)     /(2)/     Maturity/(2)/    Days    (Fitch/S&P)
Offered Certificates
--------------------
    1-A-1   $   244,748,000  Variable - Pass-thru/(3)/    3.21     1 - 360      06/25/33       24         AAA/AAA
    2-A-1   $   348,228,500  Variable - Pass-thru/(4)/    3.26     1 - 360      06/25/33       24         AAA/AAA
    2-A-2   $   348,228,500  Variable - Pass-thru/(4)/    3.26     1 - 360      06/25/33       24         AAA/AAA
    3-A-1   $    46,073,000  Variable - Pass-thru/(5)/    3.24     1 - 360      06/25/33       24         AAA/AAA
    3-A-2   $    46,073,000  Variable - Pass-thru/(5)/    3.24     1 - 360      06/25/33       24         AAA/AAA
-----------------------------------------------------------------------------------------------------------------

<F1>
(1)  Class sizes are subject to change.

<F2>
(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

<F3>
(3) For each Distribution Date occurring in the month of and prior to March 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in March 2006 and prior to the Distribution Date in June 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after June 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

<F4>
(4) For each Distribution Date occurring in the month of and prior to February 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in February 2008 and prior to the Distribution Date in June 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans minus [ ]% and for the Class 2-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after June 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

<F5>
(5) For each Distribution Date occurring in the month of and prior to May 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of or after June 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               3
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Transaction:                Banc of America Mortgage Securities, Inc.
                            Mortgage Pass-Through Certificates, Series 2003-F

Lead Manager (Book
Runner):                    Banc of America Securities LLC

Co-Managers:                Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:        Bank of America, N.A.

Trustee:                    Wells Fargo Bank Minnesota, N.A.

Transaction Size:           $1,064,337,410

Securities Offered:         $244,748,000 Class 1-A-1 Certificates
                            $348,228,500 Class 2-A-1 Certificates
                            $348,228,500 Class 2-A-2 Certificates
                            $46,073,000 Class 3-A-1 Certificates
                            $46,073,000 Class 3-A-2 Certificates

Group 1 Collateral:         3/1 Hybrid ARM Residential Mortgage Loans: fully
                            amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:         5/1 Hybrid ARM Residential Mortgage Loans: fully
                            amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.
                            Approximately 26.69% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Collateral:         7/1 Hybrid ARM Residential Mortgage Loans: fully
                            amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:            Fitch Ratings and Standard & Poor's (Senior
                            Certificates and Subordinate Certificates except for the Class B-6 Certificates).

Expected Pricing Date:      Week of June 9, 2003

Expected Closing Date:      June 24, 2003

Collection Period:          The calendar month preceding the current
                            Distribution Date
--------------------------------------------------------------------------------

                                                                               4
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Distribution Date:          25/th/ of each month, or the next succeeding
                            business day (First Payment Date: July 25, 2003)

Cut-Off Date:               June 1, 2003

Class A Certificates:       Class 1-A-1, 2-A-1, 2-A-2, 3-A-1, 3-A-2, 1-A-P,
                            2-A-P and 3-A-P Certificates  (the "Class A
                            Certificates").

Subordinate Certificates:   Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates
                            (the "Class B Certificates"). The Subordinate
                            Certificates are not offered hereunder.

Group 1-A Certificates:     Class 1-A-1

Group 2-A Certificates:     Class 2-A-1 and 2-A-2

Group 3-A Certificates:     Class 3-A-1 and 3-A-2

Class A-P Certificates:     Class 1-A-P, 2-A-P and 3-A-P

Day Count:                  30/360

Group 1, Group 2 and        25% CPR
Group 3 Prepayment Speed:

Clearing:                   DTC, Clearstream and Euroclear

Denominations:              Original Certificate     Minimum       Incremental
                                    Form          Denominations   Denominations
                            --------------------  -------------   -------------
  Class 1-A-1, 2-A-1,            Book Entry       $       1,000   $           1
        2-A-2, 3-A-1 and
        3-A-2

SMMEA Eligibility:          The Class A Certificates and the Class B-1
                            Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:          All of the Offered Certificates are expected to be
                            ERISA eligible.

Tax Structure:              REMIC

Optional Clean-up Call:     Any Distribution Date on or after which the
                            Aggregate Principal Balance of the Mortgage Loans
                            declines to 10% or less of the Aggregate Principal
                            Balance as of the Cut-Off Date ("Cut-Off Date Pool
                            Principal Balance").
--------------------------------------------------------------------------------

                                                                               5
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Principal:                  Principal will be allocated to the certificates
                            according to the Priority of Distributions: The
                            Group 1 Senior Principal Distribution Amount will generally be allocated to the Group 1-A Certificates pro-rata until their class balances have been reduced to zero. The Group 1 Ratio Strip Principal
                            Amount will generally be allocated to the Class
                            1-A-P Certificates. The Group 2 Senior Principal
                            Distribution Amount will generally be allocated to the Group 2-A Certificates pro-rata until their class balances have been reduced to zero. The Group
                            2 Ratio Stripped Principal Amount will generally be allocated to the Class 2-A-P Certificates. The Group
                            3 Senior Principal Distribution Amount will generally be allocated to the Group 3-A Certificates pro-rata until their class balances have been reduced to zero. The Group 3 Ratio Strip Principal
                            Amount will generally be allocated to the Class
                            3-A-P Certificates. The Subordinate Principal
                            Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group
                            (other than the Class A-P Certificates of such Group) has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another
                            Group (other than the Class A-P Certificates of such
                            Group). (Please see the Priority of Distributions section.)

Interest Accrual:           Interest will accrue on each class of Certificates
                            (other than the Class A-P Certificates; interest
                            will accrue on the Class 1-A-P Certificates
                            beginning in May 2006, on the Class 2-A-P
                            Certificates beginning in May 2008 and on the Class
                            3-A-P Certificates beginning in May 2010 and
                            thereafter) during each one-month period ending on
                            the last day of the month preceding the month in
                            which each Distribution Date occurs (each, an
                            "Interest Accrual Period"). The initial Interest
                            Accrual Period will be deemed to have commenced on
                            June 1, 2003. Interest which accrues on such class
                            of Certificates during an Interest Accrual Period
                            will be calculated on the assumption that
                            distributions which reduce the principal balances
                            thereof on the Distribution Date in that Interest
                            Accrual Period are made on the first day of the
                            Interest Accrual Period.
--------------------------------------------------------------------------------

                                                                               6
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Administrative Fee:         The Administrative Fees with respect to the Trust
                            are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the
                            "Servicing Fee") and (b) fees paid to the Trustee.
                            The Administrative Fees will accrue on the Stated
                            Principal Balance of each Mortgage Loan at a rate
                            (the "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The Trustee Fee Rate will be
                            0.002% per annum. The Servicing Fee Rate for all
                            Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:      The aggregate servicing compensation payable to the
                            Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest       As to any Mortgage Loan and Distribution Date, the
Rate:                       excess of its mortgage interest rate over the sum of
                            (i) the Administrative Fee, (ii) the pass-through rate of the Class SES Component in the related Group and (iii) the applicable WIO Rate.

WIO Rate:                   The WIO Rate of a Mortgage Loan is the excess of its
                            mortgage interest rate as of the closing date over the sum of (i) the applicable Administrative Fee,
                            (ii) the pass-through rate of the Class SES
                            Component in the related group and (iii) [ ]% for Loan Group 1, [ ]% for Loan Group 2 and [ ]% for
                            Loan Group 3. Notwithstanding the foregoing, for each Distribution Date occurring on or after the month following the month of the first rate adjustment date for any Mortgage Loan, the WIO Rate with respect to such Premium Mortgage Loan will be zero.

Adjusted Net WAC:           The Adjusted Net WAC of the Mortgage Loans of each
                            Loan Group is equal to (A) the sum of the product,
                            for each Mortgage Loan of such Loan Group, of (i)
                            the Net Mortgage Interest Rate for such Mortgage
                            Loan multiplied by (ii) the Stated Principal Balance
                            of such Mortgage Loan on the due date of the month
                            preceding the month of such Distribution Date
                            divided by (B) the sum of the product of, for each
                            Mortgage Loan of such Loan Group, of (i) the
                            Non-Ratio Strip Percentage for such Mortgage Loan
                            multiplied by (ii) the Stated Principal Balance of
                            such Mortgage Loan on the due date of the month
                            preceding the month of such Distribution Date.
--------------------------------------------------------------------------------

                                                                               7
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Pool Distribution Amount:   The Pool Distribution Amount for each Loan Group
                            with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                            Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan
                            Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection Period; and
                            (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The
                            Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:          The Senior Percentage for a Loan Group on any
                            Distribution Date will equal, (i) the aggregate principal balance of the Class A Certificates (other than the Class A-P Certificates) of such Group immediately prior to such date, divided by (ii) the aggregate principal balance (Non-Ratio Strip
                            Portion) of the related Loan Group for such date.

Subordinate Percentage:     The Subordinate Percentage for a Loan Group for any
                            Distribution Date will equal 100% minus the Senior
                            Percentage for such Loan Group for such date.

Subordinate Prepayment      The Subordinate Prepayment Percentage for a Loan
Percentage:                 Group for any Distribution Date will equal 100%
                            minus the Senior Prepayment Percentage for such Loan
                            Group for such date.
--------------------------------------------------------------------------------

                                                                               8
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Group 1, Group 2 and        For the following Distribution Dates, will be as
Group 3 Senior              follows:
Prepayment Percentage:
                             Distribution Date    Senior Prepayment  Percentage
                            -------------------  -------------------------------
                            July 2003 through
                            June 2010            100%;

                            July 2010 through    the applicable Senior
                            June 2011            Percentage plus, 70% of the
                                                 applicable Subordinate
                                                 Percentage;

                            July 2011 through    the applicable Senior
                            June 2012            Percentage plus, 60% of the
                                                 applicable Subordinate
                                                 Percentage;

                            July 2012 through    the applicable Senior
                            June 2013            Percentage plus, 40% of the
                                                 applicable Subordinate
                                                 Percentage;

                            July 2013 through    the applicable Senior
                            June 2014            Percentage plus, 20% of the
                                                 applicable Subordinate
                                                 Percentage;

                            July 2014 and        the applicable  Senior
                            thereafter           Percentage;

                            provided, however,

                            (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates other than the Class A-P Certificates of all the Loan Groups divided by (y) the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Groups for such Distribution Date will equal 100%,

                            (ii) if for each Group of Certificates on any Distribution Date prior to the July 2006 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                            (iii) if for each Group of Certificates on or after
                                  the July 2006 Distribution Date, prior to
                                  giving effect to any distributions, the
                                  Aggregate Subordinate Percentage is greater
                                  than or equal to twice such percentage
                                  calculated as of the Closing Date, then the
                                  Senior Prepayment Percentage for each Group
                                  for that Distribution Date will equal the
                                  Senior Percentage for each Group.
--------------------------------------------------------------------------------

                                                                               9
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Group 1 Discount Mortgage   Any Group 1 Mortgage Loan with a Net Mortgage
Loan:                       Interest Rate on the closing date that is less than
                            [ %] per annum.

Group 1 Premium Mortgage    Any Group 1 Mortgage Loan with a Net Mortgage
Loan:                       Interest Rate on the closing date that is equal to
                            or greater than [ %] per annum.

Group 2 Discount Mortgage   Any Group 2 Mortgage Loan with a Net Mortgage
Loan:                       Interest Rate on the closing date that is less than
                            [ %] per annum.

Group 2 Premium Mortgage    Any Group 2 Mortgage Loan with a Net Mortgage
Loan:                       Interest Rate on the closing date that is equal to
                            or greater than [ %] per annum.

Group 3 Discount Mortgage   Any Group 3 Mortgage Loan with a Net Mortgage
Loan:                       Interest Rate on the closing date that is less than
                            [ %] per annum.

Group 3 Premium Mortgage    Any Group 3 Mortgage Loan with a Net Mortgage
Loan:                       Interest Rate on the closing date that is equal to
                            or greater than [ %] per annum.

Non-Ratio Strip             As to any Group 1 Discount Mortgage Loan, a
Percentage:                 fraction (expressed as a percentage), the numerator
                            of which is the Net Mortgage Interest Rate of such Group 1 Discount Mortgage Loan on the Closing Date and the denominator of which is [ %]. As to any Group 2 Discount Mortgage Loan, a fraction
                            (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Group 2
                            Discount Mortgage Loan on the Closing Date and the denominator of which is [ %]. As to any Group 3
                            Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net
                            Mortgage Interest Rate of such Group 3 Discount
                            Mortgage Loan on the Closing Date and the denominator of which is [ %]. As to any Mortgage
                            Loan that is not a Discount Mortgage Loan, 100%.

Ratio Strip Percentage:     As to any Discount Mortgage Loan, 100% minus the
                            Non-Ratio Strip Percentage for such Mortgage Loan.
                            As to any Mortgage Loan that is not a Discount
                            Mortgage Loan, 0%.
--------------------------------------------------------------------------------

                                                                              10
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Ratio Strip Principal       As to any Distribution Date and any Loan Group, the
Amount:                     sum of the applicable Ratio Strip Percentage of (a)
                            the principal portion of each Monthly Payment
                            (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                            Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage
                            Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal            The Senior Principal Distribution Amount for a Loan
Distribution Amount:        Group for any Distribution Date will equal the sum
                            of (i) the Senior Percentage of the applicable
                            Non-Ratio Strip Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Ratio Strip Principal Amount" for such Loan Group and such Distribution Date and
                            (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal       The Subordinate Principal Distribution Amount for a
Distribution Amount:        Loan Group for any Distribution Date will equal the
                            sum of (i) the Subordinate Percentage for such Loan
                            Group of the amounts described in clauses (a) and
                            (d) of the definition of "Ratio Strip Principal
                            Amount" for such Loan Group and such Distribution
                            Date and (ii) the Subordinate Prepayment Percentage
                            for such Loan Group of the amounts described in
                            clauses (e) and (f) of the definition of "Ratio
                            Strip Principal Amount" for such Loan Group and
                            such Distribution Date.
--------------------------------------------------------------------------------

                                                                              11
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                 Credit Support

The Class B Certificates are cross-collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates (except for the Class A-P Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
                            Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
-------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

                                                                              12
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                             Bond Summary to Roll/(1)/

1-A-1
---------------------------------------------------------------------------------------------------------------------
   CPR                                     5%          15%         20%        25%         30%        35%        50%
---------------------------------------------------------------------------------------------------------------------
Yield at 101-16                          2.786        2.676      2.612       2.540      2.461       2.372      2.034
   Average Life (Years)                  2.649        2.275      2.100       1.935      1.779       1.632      1.239
   Modified Duration                     2.498        2.156      1.996       1.844      1.701       1.565      1.200
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          5/25/06      5/25/06    5/25/06     5/25/06    5/25/06     5/25/06    5/25/06
   Principal Payment Window (Months)      35           35          35         35          35         35          35
2-A-1
---------------------------------------------------------------------------------------------------------------------
   CPR                                    5%          15%         20%         25%         30%        35%        50%
---------------------------------------------------------------------------------------------------------------------
   Yield at 101-16                       3.444        3.319      3.246       3.163      3.069       2.964      2.563
Average Life (Years)                     4.223        3.287      2.902       2.561      2.260       1.995      1.374
Modified Duration                        3.818        3.008      2.673       2.374      2.109       1.873      1.315
First Principal Payment Date            7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
Last Principal Payment Date             5/25/08      5/25/08    5/25/08     5/25/08    5/25/08     5/25/08    5/25/08
Principal Payment Window (Months)         59           59          59         59          59         59          59
2-A-2
---------------------------------------------------------------------------------------------------------------------
   CPR                                    5%           15%        20%         25%         30%        35%         50%
---------------------------------------------------------------------------------------------------------------------
   Yield at 102-00                       3.630        3.469      3.374       3.266      3.145       3.009      2.492
   Average Life (Years)                  4.223        3.287      2.902       2.561      2.260       1.995      1.374
   Modified Duration                     3.791        2.992      2.661       2.366      2.103       1.870      1.316
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          5/25/08      5/25/08    5/25/08     5/25/08    5/25/08     5/25/08    5/25/08
   Principal Payment Window (Months)       59          59          59         59          59         59          59
3-A-1
---------------------------------------------------------------------------------------------------------------------
   CPR                                     5%          15%         20%         25%       30%        35%         50%
---------------------------------------------------------------------------------------------------------------------
   Yield at 101-16                       3.797        3.661      3.579       3.486      3.381       3.264      2.829
   Average Life (Years)                  5.516        3.944      3.361       2.873      2.466       2.126      1.399
   Modified Duration                     4.793        3.505      3.020       2.610      2.263       1.971      1.332
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          5/25/10      5/25/10    5/25/10     5/25/10    5/25/10     5/25/10    5/25/10
   Principal Payment Window (Months)       83          83          83         83          83         83          83
3-A-2
---------------------------------------------------------------------------------------------------------------------
   CPR                                     5%          15%         20%        25%        30%         35%        50%
---------------------------------------------------------------------------------------------------------------------
   Yield at 102-00                       3.992        3.815      3.710       3.590      3.455       3.304      2.744
   Average Life (Years)                  5.516        3.944      3.361       2.873      2.466       2.126      1.399
   Modified Duration                     4.753        3.484      3.005       2.601      2.258       1.968      1.333
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          5/25/10      5/25/10    5/25/10     5/25/10    5/25/10     5/25/10    5/25/10
   Principal Payment Window (Months)       83          83          83         83          83         83          83

<F1>
(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of May 2006, May 2008 and May 2010, respectively.

                                                                              13
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1
---------------------------------------------------------------------------------------------------------------------
   CPR                                    5%           15%         20%        25%        30%         35%        50%
---------------------------------------------------------------------------------------------------------------------
   Yield at 101-16                        2.966       2.866       2.800      2.723      2.634       2.532      2.143
   Average Life (Years)                  10.729       5.232       4.019      3.208      2.632       2.205      1.404
   Modified Duration                      8.356       4.497       3.562      2.907      2.427       2.062      1.349
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          5/25/33      5/25/33    5/25/33     5/25/33    5/25/33     5/25/33    5/25/33
   Principal Payment Window (Months)       359         359        359         359        359         359        359
2-A-1
---------------------------------------------------------------------------------------------------------------------
   CPR                                    5%           15%         20%        25%        30%         35%        50%
---------------------------------------------------------------------------------------------------------------------
   Yield at 101-16                        3.295       3.270      3.227       3.164      3.082       2.982      2.578
   Average Life (Years)                  11.027       5.346      4.096       3.260      2.669       2.232      1.415
   Modified Duration                      8.294       4.480      3.553       2.904      2.426       2.062      1.350
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          6/25/33      6/25/33    6/25/33     6/25/33    6/25/33     6/25/33    6/25/33
   Principal Payment Window (Months)       360         360        360         360        360         360        360
2-A-2
---------------------------------------------------------------------------------------------------------------------
   CPR                                     5%          15%         20%        25%        30%         35%        50%
---------------------------------------------------------------------------------------------------------------------
   Yield at 102-00                        3.382       3.371      3.323       3.249      3.148       3.023      2.508
   Average Life (Years)                  11.027       5.346      4.096       3.260      2.669       2.232      1.415
   Modified Duration                      8.177       4.436      3.527       2.888      2.417       2.057      1.351
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          6/25/33      6/25/33    6/25/33     6/25/33    6/25/33     6/25/33    6/25/33
   Principal Payment Window (Months)       360         360        360         360        360         360        360
3-A-1
---------------------------------------------------------------------------------------------------------------------
   CPR                                     5%          15%         20%        25%        30%         35%        50%
---------------------------------------------------------------------------------------------------------------------
   Yield at 101-16                        3.542       3.561      3.523       3.458      3.370       3.261      2.831
   Average Life (Years)                  10.954       5.308      4.067       3.239      2.652       2.219      1.409
   Modified Duration                      8.031       4.379      3.487       2.859      2.394       2.038      1.339
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          5/25/33      5/25/33    5/25/33     5/25/33    5/25/33     5/25/33    5/25/33
   Principal Payment Window (Months)       359         359        359         359        359         359        359
3-A-2
---------------------------------------------------------------------------------------------------------------------
   CPR                                     5%          15%         20%        25%        30%         35%        50%
---------------------------------------------------------------------------------------------------------------------
   Yield at 102-00                        3.660       3.686      3.637       3.553      3.439       3.300      2.747
   Average Life (Years)                  10.954       5.308      4.067       3.239      2.652       2.219      1.409
   Modified Duration                      7.902       4.337      3.463       2.845      2.387       2.035      1.341
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          5/25/33      5/25/33    5/25/33     5/25/33    5/25/33     5/25/33    5/25/33
   Principal Payment Window (Months)       359         359        359         359        359         359        359

                                                                              14
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans
-----------------------------------------

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------
                                  Collateral Summary     Range (if applicable)
                                  ------------------     ----------------------
Total Outstanding Loan Balance    $      251,770,688
Total Number of Loans                            488
Average Loan Principal Balance    $          515,924     $324,600 to $1,000,000
WA Gross Coupon                                4.452%           3.250% to 5.375%
WA FICO                                          737                 624 to 837
WA Original Term (mos.)                          359                 180 to 360
WA Remaining Term (mos.)                         358                 179 to 360
WA OLTV                                        65.99%           10.71% to 95.00%
WA Months to First Rate
 Adjustment Date                                  35                   33 to 36
Gross Margin                                   2.250%
WA Rate Ceiling                               10.452%          9.250% to 11.375%

Geographic Concentration of Mortgaged      CA     70.47%
Properties (Top 5 States) based on the     IL      7.12%
Aggregate Stated Principal Balance         FL      3.35%
                                           VA      2.43%
                                           NV      1.65%
--------------------------------------------------------------------------------

                                                                              15
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

 Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
   Occupancy                Loans       Cut-Off Date          Balance
------------------------------------------------------------------------
Primary Residence               460   $  237,863,848.95            94.48%
Second Home                      19       10,412,603.20             4.14
Investor Property                 9        3,494,235.63             1.39
------------------------------------------------------------------------
Total:                          488   $  251,770,687.78           100.00%
========================================================================
(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

               Property Types of the Group 1 Mortgage Loans

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
   Property Type           Loans       Cut-Off Date          Balance
------------------------------------------------------------------------
Single Family
Residence                       338   $  176,153,636.97            69.97%
PUD-Detached                     98       50,255,755.79            19.96
Condominium                      30       12,832,219.58             5.10
PUD-Attached                     12        5,731,231.17             2.28
2-Family                          4        3,361,733.86             1.34
3-Family                          4        2,622,706.13             1.04
Co-Op                             1          433,927.83             0.17
Townhouse                         1          379,476.45             0.15
------------------------------------------------------------------------
Total:                          488   $  251,770,687.78           100.00%
========================================================================

            Mortgage Loan Purpose of the Group 1 Mortgage Loans

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
   Purpose                 Loans       Cut-Off Date          Balance
------------------------------------------------------------------------
Refinance-Rate/Term             344   $  178,226,295.18            70.79%
Purchase                         88       45,659,662.38            18.14
Refinance-Cashout                56       27,884,730.22            11.08
------------------------------------------------------------------------
Total:                          488   $  251,770,687.78           100.00%
========================================================================

                                                                              16
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

            Geographical Distribution of the Mortgage Properties
                     of the Group 1 Mortgage Loans /(1)/
------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
    Geographic Area        Loans        Cut-Off Date          Balance
------------------------------------------------------------------------
California                      348   $  177,410,555.55            70.47%
Illinois                         31       17,935,095.41             7.12
Florida                          15        8,438,223.49             3.35
Virginia                         13        6,125,353.64             2.43
Nevada                            8        4,150,831.72             1.65
South Carolina                    7        3,766,817.60             1.50
Massachusetts                     7        3,455,051.52             1.37
Colorado                          6        3,422,357.61             1.36
Maryland                          7        3,286,529.90             1.31
North Carolina                    6        2,952,238.42             1.17
Arizona                           6        2,918,673.62             1.16
Missouri                          3        1,942,738.88             0.77
Georgia                           5        1,937,138.32             0.77
Washington                        3        1,753,045.52             0.70
Wisconsin                         2        1,635,823.73             0.65
Texas                             2        1,422,181.49             0.56
Vermont                           3        1,383,181.77             0.55
Oregon                            3        1,257,831.40             0.50
New Mexico                        2        1,202,650.00             0.48
District of Columbia              2        1,036,711.62             0.41
Indiana                           2        1,010,617.21             0.40
New York                          2          805,927.83             0.32
Minnesota                         1          750,000.00             0.30
Oklahoma                          1          501,338.93             0.20
Michigan                          1          482,492.19             0.19
New Jersey                        1          449,365.95             0.18
Tennessee                         1          337,914.46             0.13
------------------------------------------------------------------------
Total:                          488   $  251,770,687.78           100.00%
========================================================================
(1) As of the Cut-Off Date, no more than approximately 5.34% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              17
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/
--------------------------------------------------------------------------
                                            Aggregate           % of
                            Number Of    Stated Principal    Cut-Off Date
  Current Mortgage Loan     Mortgage      Balance as of     Pool Principal
   Principal Balance($)      Loans        Cut-Off Date          Balance
--------------------------------------------------------------------------
 300,000.01 - 350,000.00           36   $   12,229,155.27             4.86%
 350,000.01 - 400,000.00          102       38,673,210.99            15.36
 400,000.01 - 450,000.00           86       36,558,699.84            14.52
 450,000.01 - 500,000.00           64       30,569,990.38            12.14
 500,000.01 - 550,000.00           42       22,102,943.28             8.78
 550,000.01 - 600,000.00           34       19,769,842.32             7.85
 600,000.01 - 650,000.00           45       28,545,017.02            11.34
 650,000.01 - 700,000.00           21       14,284,003.85             5.67
 700,000.01 - 750,000.00           21       15,344,964.03             6.09
 750,000.01 - 800,000.00            6        4,630,193.12             1.84
 800,000.01 - 850,000.00            5        4,148,050.52             1.65
 850,000.01 - 900,000.00            8        7,079,533.36             2.81
950,000.01 - 1,000,000.00          18       17,835,083.80             7.08
--------------------------------------------------------------------------
Total:                            488   $  251,770,687.78           100.00%
==========================================================================
(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $515,924.

                                                                              18
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

   Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
 Orginal Loan-To-Value    Mortgage      Balance as of     Pool Principal
       Ratios(%)           Loans        Cut-Off Date          Balance
------------------------------------------------------------------------
     10.01 - 15.00                1   $      449,420.75             0.18%
     15.01 - 20.00                1        1,000,000.00             0.40
     20.01 - 25.00                3        1,285,638.31             0.51
     25.01 - 30.00                3        1,501,992.00             0.60
     30.01 - 35.00                6        3,761,585.12             1.49
     35.01 - 40.00               13        7,366,967.67             2.93
     40.01 - 45.00               19       11,192,979.37             4.45
     45.01 - 50.00               28       16,943,454.65             6.73
     50.01 - 55.00               27       14,665,787.25             5.83
     55.01 - 60.00               25       13,884,858.26             5.51
     60.01 - 65.00               45       22,008,269.20             8.74
     65.01 - 70.00               74       39,351,068.05            15.63
     70.01 - 75.00               56       29,290,803.33            11.63
     75.01 - 80.00              182       87,292,525.58            34.67
     80.01 - 85.00                2          669,297.22             0.27
     85.01 - 90.00                2          745,505.72             0.30
     90.01 - 95.00                1          360,535.30             0.14
------------------------------------------------------------------------
    Total:                      488   $  251,770,687.78           100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 65.99%.

  Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
   Mortage Interest       Mortgage      Balance as of     Pool Principal
      Rates(%)             Loans        Cut-Off Date          Balance
------------------------------------------------------------------------
   3.001 - 3.250                  1   $      500,000.00             0.20%
   3.501 - 3.750                  1          654,013.47             0.26
   3.751 - 4.000                 19        8,844,776.50             3.51
   4.001 - 4.250                102       55,188,816.49            21.92
   4.251 - 4.500                224      115,973,072.93            46.06
   4.501 - 4.750                111       56,181,234.24            22.31
   4.751 - 5.000                 28       13,629,681.19             5.41
   5.001 - 5.250                  1          399,541.18             0.16
   5.251 - 5.500                  1          399,551.78             0.16
------------------------------------------------------------------------
   Total:                       488   $  251,770,687.78           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.452%.

                                                                              19
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

Gross Margins of the Group 1 Mortgage Loans

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
    Gross Margin(%)         Loans        Cut-Off Date          Balance
------------------------------------------------------------------------
         2.250                  488   $  251,770,687.78           100.00%
------------------------------------------------------------------------
         Total:                 488   $  251,770,687.78           100.00%
========================================================================

             Rate Ceilings of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
   Maximum Lifetime       Number Of    Stated Principal    Cut-Off Date
   Mortage Interest       Mortgage      Balance as of     Pool Principal
      Rates(%)             Loans        Cut-Off Date          Balance
------------------------------------------------------------------------
    9.001 - 9.250                 1   $      500,000.00             0.20%
    9.501 - 9.750                 1          654,013.47             0.26
    9.751 - 10.000               19        8,844,776.50             3.51
   10.001 - 10.250              102       55,188,816.49            21.92
   10.251 - 10.500              224      115,973,072.93            46.06
   10.501 - 10.750              111       56,181,234.24            22.31
   10.751 - 11.000               28       13,629,681.19             5.41
   11.001 - 11.250                1          399,541.18             0.16
   11.251 - 11.500                1          399,551.78             0.16
------------------------------------------------------------------------
   Total:                       488   $  251,770,687.78           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.452%.

    First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
 First Rate Adjustment    Mortgage      Balance as of     Pool Principal
         Date               Loans        Cut-Off Date          Balance
------------------------------------------------------------------------
March 1, 2006                     2   $      697,253.77             0.28%
April 1, 2006                     1          645,712.66             0.26
May 1, 2006                     324      165,526,440.25            65.74
June 1, 2006                    161       84,901,281.10            33.72
------------------------------------------------------------------------
   Total:                       488   $  251,770,687.78           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

                                                                              20
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

           Remaining Terms of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
Remaining Term(Months)     Loans        Cut-Off Date          Balance
------------------------------------------------------------------------
      161 - 180                   3   $    1,437,721.77             0.57%
      341 - 360                 485      250,332,966.01            99.43
------------------------------------------------------------------------
      Total:                    488   $  251,770,687.78           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.

     Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
 Credit Scores             Loans        Cut-Off Date          Balance
------------------------------------------------------------------------
   801 - 850                      9   $    4,439,727.87             1.76%
   751 - 800                    202      103,686,412.60            41.18
   701 - 750                    186       96,191,582.20            38.21
   651 - 700                     79       42,195,187.42            16.76
   601 - 650                     11        4,861,288.73             1.93
   Not Scored                     1          396,488.96             0.16
------------------------------------------------------------------------
  Total:                        488   $  251,770,687.78           100.00%
========================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

                                                                              23
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------
                 Collaateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans
-----------------------------------------
The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 26.69% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------
                                  Collateral Summary      Range (if applicable)
                                  -------------------    ----------------------
Total Outstanding Loan Balance    $       717,610,607
Total Number of Loans                            1308
Average Loan Principal Balance    $           548,632    $322,701 to $1,250,000
WA Gross Coupon                                 4.897%      3.375% to 5.875%
WA FICO                                           738          623 to 826
WA Original Term (mos.)                           358          120 to 360
WA Remaining Term (mos.)                          358          116 to 360
WA OLTV                                         64.45%      15.84% to 95.00%
WA Months to First Rate
Adjustment Date                                    59           56 to 60
Gross Margin                                    2.250%
WA Rate Ceiling                                 9.897%      8.375% to 10.875%

Geographic Concentration of Mortgaged       CA     70.61%
Properties (Top 5 States) based on the      IL      6.02%
Aggregate Stated Principal Balance          FL      2.79%
                                            NC      2.76%
                                            GA      2.19%

--------------------------------------------------------------------------------

                                                                              22
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

 Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
   Occupancy               Loans         Cut-Off Date          Balance
-------------------------------------------------------------------------
Primary Residence             1,238   $  677,703,032.16            94.44%
Second Home                      62       36,473,294.78             5.08
Investor Property                 8        3,434,280.22             0.48
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
    Property Type           Loans         Cut-Off Date          Balance
-------------------------------------------------------------------------
Single Family Residence         885   $  501,712,118.24            69.91%
PUD-Detached                    283      150,877,005.49            21.02
Condominium                     106       49,210,505.16             6.86
PUD-Attached                     22        9,121,231.23             1.27
2-Family                          5        3,077,797.99             0.43
Townhouse                         4        2,092,541.33             0.29
3-Family                          2          943,407.72             0.13
4-Family                          1          576,000.00             0.08
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================

             Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
      Purpose               Loans         Cut-Off Date          Balance
-------------------------------------------------------------------------
Refinance-Rate/Term             865   $  493,299,382.90            68.74%
Purchase                        271      138,474,447.71            19.30
Refinance-Cashout               172       85,836,776.55            11.96
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================

                                                                              23
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage Loans /(1)/
------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
   Geographic Area          Loans        Cut-Off Date          Balance
-------------------------------------------------------------------------
California                      921   $  506,708,190.53            70.61%
Illinois                         77       43,189,223.20             6.02
Florida                          40       19,995,617.45             2.79
North Carolina                   37       19,775,598.07             2.76
Georgia                          28       15,686,607.83             2.19
Virginia                         30       15,580,087.40             2.17
Texas                            22       11,517,373.34             1.60
Washington                       17        9,052,770.03             1.26
South Carolina                   15        9,033,108.17             1.26
Maryland                         14        7,096,169.47             0.99
Arizona                          14        6,926,236.05             0.97
Massachusetts                    12        6,481,992.03             0.90
Nevada                           10        6,456,451.62             0.90
Colorado                         10        4,969,198.97             0.69
Minnesota                         7        4,858,029.15             0.68
District of Columbia              8        4,221,507.81             0.59
Missouri                          7        3,364,961.45             0.47
Oregon                            5        3,035,469.86             0.42
Tennessee                         5        2,921,577.91             0.41
Michigan                          3        2,281,048.36             0.32
Indiana                           2        1,604,637.29             0.22
Kansas                            3        1,548,650.73             0.22
New Mexico                        2        1,356,514.90             0.19
Idaho                             2        1,073,858.44             0.15
Rhode Island                      1        1,000,000.00             0.14
Connecticut                       2          959,443.91             0.13
Hawaii                            1          958,924.27             0.13
New Hampshire                     2          948,670.75             0.13
Oklahoma                          2          932,883.36             0.13
West Virginia                     1          599,245.11             0.08
Pennsylvania                      1          563,000.00             0.08
Ohio                              1          498,000.00             0.07
Iowa                              1          449,420.75             0.06
Arkansas                          1          435,600.00             0.06
Utah                              1          425,000.00             0.06
New York                          1          418,519.39             0.06
Vermont                           1          350,000.00             0.05
New Jersey                        1          337,019.56             0.05
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================

(1) As of the Cut-Off Date, no more than approximately 2.30% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              24
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

 Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of    Stated Principal    Cut-Off Date
Current Mortgage Loan         Mortgage      Balance as of     Pool Principal
Principal Balances($)           Loans       Cut-Off Date          Balance
----------------------------------------------------------------------------
  300,000.01 - 350,000.00            66   $   22,431,341.37             3.13%
  350,000.01 - 400,000.00           212       80,368,282.62            11.20
  400,000.01 - 450,000.00           224       95,669,627.95            13.33
  450,000.01 - 500,000.00           192       92,052,711.18            12.83
  500,000.01 - 550,000.00           118       61,873,358.40             8.62
  550,000.01 - 600,000.00           109       62,976,176.74             8.78
  600,000.01 - 650,000.00           103       64,972,420.52             9.05
  650,000.01 - 700,000.00            61       41,414,404.43             5.77
  700,000.01 - 750,000.00            68       49,829,689.58             6.94
  750,000.01 - 800,000.00            25       19,514,420.66             2.72
  800,000.01 - 850,000.00            25       20,727,012.59             2.89
  850,000.01 - 900,000.00            15       13,286,067.57             1.85
  900,000.01 - 950,000.00            14       13,005,895.80             1.81
 950,000.01 - 1,000,000.00           54       53,412,013.51             7.44
1,000,000.01 - 1,500,000.00          22       26,077,184.24             3.63
----------------------------------------------------------------------------
Total:                            1,308   $  717,610,607.16           100.00%
============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $548,632.

                                                                              25
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

   Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
Original Loan-To-Value    Mortgage      Balance as of     Pool Principal
Ratios(%)                   Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
   15.01 - 20.00                  2   $      851,100.00             0.12%
   20.01 - 25.00                 19       10,803,617.73             1.51
   25.01 - 30.00                 20       12,260,007.43             1.71
   30.01 - 35.00                 24       15,909,719.49             2.22
   35.01 - 40.00                 38       23,777,872.89             3.31
   40.01 - 45.00                 46       28,524,835.59             3.97
   45.01 - 50.00                 66       35,938,950.24             5.01
   50.01 - 55.00                 90       50,198,262.38             7.00
   55.01 - 60.00                 90       51,625,190.44             7.19
   60.01 - 65.00                122       73,902,246.60            10.30
   65.01 - 70.00                188      113,397,609.42            15.80
   70.01 - 75.00                161       89,326,254.09            12.45
   75.01 - 80.00                429      206,224,511.46            28.74
   85.01 - 90.00                 10        3,824,529.40             0.53
   90.01 - 95.00                  3        1,045,900.00             0.15
------------------------------------------------------------------------
       Total:                 1,308   $  717,610,607.16           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 64.45%.

                                                                              26
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

   Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------
                                            Aggregate            % of
                            Number Of    Stated Principal    Cut-Off Date
                             Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates(%)    Loans        Cut-Off Date         Balance
--------------------------------------------------------------------------
    3.251 - 3.500                   4   $    2,226,816.30             0.31%
    3.501 - 3.750                   5        2,270,771.64             0.32
    3.751 - 4.000                  13        6,826,627.46             0.95
    4.001 - 4.250                  23       11,445,921.93             1.60
    4.251 - 4.500                 136       73,847,132.53            10.29
    4.501 - 4.750                 302      170,889,100.23            23.81
    4.751 - 5.000                 443      243,325,951.78            33.91
    5.001 - 5.250                 283      152,348,975.54            21.23
    5.251 - 5.500                  89       48,304,486.64             6.73
    5.501 - 5.750                   9        4,984,823.11             0.69
    5.751 - 6.000                   1        1,140,000.00             0.16
--------------------------------------------------------------------------
Total:                          1,308   $  717,610,607.16           100.00%
==========================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.897%.


               Gross Margins of the Group 2 Mortgage Loans

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                           Mortgage      Balance as of    Pool Principal
Gross Margin(%)             Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
2.250                         1,308   $  717,610,607.16           100.00%
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================

                                                                              27
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

            Rate Ceilings of the Group 2 Mortgage Loans /(1)/

---------------------------------------------------------------------------
                                             Aggregate            % of
                             Number Of    Stated Principal    Cut-Off Date
     Maximum Lifetime        Mortgage      Balance as of     Pool Principal
Mortgage Interest Rates(%)     Loans       Cut-Off Date          Balance
---------------------------------------------------------------------------
     8.251 - 8.500                   4   $    2,226,816.30             0.31%
     8.501 - 8.750                   5        2,270,771.64             0.32
     8.751 - 9.000                  13        6,826,627.46             0.95
     9.001 - 9.250                  23       11,445,921.93             1.60
     9.251 - 9.500                 136       73,847,132.53            10.29
     9.501 - 9.750                 302      170,889,100.23            23.81
     9.751 - 10.000                443      243,325,951.78            33.91
    10.001 - 10.250                283      152,348,975.54            21.23
    10.251 - 10.500                 89       48,304,486.64             6.73
    10.501 - 10.750                  9        4,984,823.11             0.69
    10.751 - 11.000                  1        1,140,000.00             0.16
---------------------------------------------------------------------------
Total:                           1,308   $  717,610,607.16           100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.897%.


    First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate
                                         Statistical          % of
                          Number Of       Principal        Cut-Off Date
 First                     Mortgage      Balance as of     Pool Principal
Rate Adjustment Date        Loans        Cut-Off Date        Balance
------------------------------------------------------------------------
February 1, 2008                  5   $    4,103,571.70             0.57%
March 1, 2008                     1          388,000.00             0.05
April 1, 2008                    13        7,464,943.92             1.04
May 1, 2008                     905      492,064,765.57            68.57
June 1, 2008                    384      213,589,325.97            29.76
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

                                                                              28
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

           Remaining Terms of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
Remaining Term (Months)     Loans       Cut-Off Date          Balance
------------------------------------------------------------------------
  101 - 120                       1   $      566,865.41             0.08%
  141 - 160                       1          376,228.27             0.05
  161 - 180                       7        3,797,772.86             0.53
  221 - 240                       3        1,786,201.89             0.25
  281 - 300                       4        2,314,806.16             0.32
  321 - 340                       1          420,301.39             0.06
  341 - 360                   1,291      708,348,431.18            98.71
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately
        358 months.


   Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
   Credit Scores            Loans       Cut-Off Date          Balance
------------------------------------------------------------------------
     801 - 850                   24   $   11,132,947.49             1.55%
     751 - 800                  554      309,669,588.03            43.15
     701 - 750                  491      266,744,566.81            37.17
     651 - 700                  191      102,813,137.20            14.33
     601 - 650                   44       25,296,820.43             3.53
     Not Scored                   4        1,953,547.20             0.27
------------------------------------------------------------------------
       Total:                 1,308   $  717,610,607.16           100.00%
========================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

                                                                              29
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans

Description of The Group 3 Mortgage Loans
-----------------------------------------

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------
                                    Collateral
                                     Summary         Range (if applicable)
                                 ---------------     ---------------------
Total Outstanding Loan Balance   $    94,956,115
Total Number of Loans                        182
Average Loan Principal Balance   $       521,737      $324,653 to $998,879
WA Gross Coupon                            5.258%          4.000% to 5.875%
WA FICO                                      736                620 to 832
WA Original Term (mos.)                      359                180 to 360
WA Remaining Term (mos.)                     358                179 to 360
WA OLTV                                    63.84%          17.58% to 86.67%
WA Months to First Adjustment
   Date                                       83                  83 to 84
Gross Margin                               2.250%
WA Rate Ceiling                           10.258%         9.000% to 10.875%

Geographic Concentration of Mortgaged     CA   57.80%
Properties (Top 5 States) based on the    FL    7.19%
Aggregate Stated Principal Balance        MD    4.63%
                                          GA    4.21%
                                          WA    4.19%
--------------------------------------------------------------------------------

                                                                              30
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

 Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
     Occupancy              Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
Primary Residence               175   $   90,735,452.27            95.56%
Second Home                       7        4,220,663.11             4.44
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


             Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
        Property Type       Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
Single Family Residence         132   $   67,927,183.06            71.54%
PUD-Detached                     40       21,934,441.34            23.10
Condominium                       7        3,701,604.09             3.90
PUD-Attached                      2          767,987.90             0.81
2-Family                          1          624,898.99             0.66
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================


            Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
           Purpose          Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
Refinance-Rate/Term             107   $   57,430,345.65            60.48%
Purchase                         53       27,180,810.82            28.62
Refinance-Cashout                22       10,344,958.91            10.89
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================

                                                                              31
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

  Geographical Distribution of the Mortgage Properties of the Group 3 Mortgage
                                   Loans /(1)/

------------------------------------------------------------------------
                                         Aggregate             % of
                          Number Of   Stated Principal     Cut-Off Date
                          Mortgage     Balance as of      Pool Principal
    Geographic Area         Loans       Cut-Off Date          Balance
------------------------------------------------------------------------
California                      103   $   54,886,989.68            57.80%
Florida                          15        6,831,862.64             7.19
Maryland                          9        4,392,908.80             4.63
Georgia                           7        4,000,368.87             4.21
Washington                        8        3,975,313.05             4.19
North Carolina                    6        3,119,949.32             3.29
Virginia                          6        2,600,997.59             2.74
Tennessee                         4        2,598,765.39             2.74
Illinois                          5        2,220,101.54             2.34
District of Columbia              4        1,829,537.09             1.93
Arizona                           3        1,646,976.66             1.73
South Carolina                    3        1,604,972.28             1.69
New York                          1          998,879.45             1.05
Nevada                            1          761,223.11             0.80
Oregon                            1          749,216.95             0.79
Utah                              1          629,593.72             0.66
Texas                             1          595,419.56             0.63
Massachusetts                     1          433,302.00             0.46
Missouri                          1          375,568.71             0.40
Kentucky                          1          361,794.13             0.38
Kansas                            1          342,374.84             0.36
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================

(1) As of the Cut-Off Date, no more than approximately 1.70% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              32
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------
                                            Aggregate            % of
                            Number Of    Stated Principal    Cut-Off Date
Current Mortgage Loan       Mortgage      Balance as of     Pool Principal
Principal Balances ($)        Loans       Cut-Off Date          Balance
--------------------------------------------------------------------------
 300,000.01 - 350,000.00           12   $    4,070,144.84             4.29%
 350,000.01 - 400,000.00           37       14,030,564.61            14.78
 400,000.01 - 450,000.00           34       14,571,220.61            15.35
 450,000.01 - 500,000.00           28       13,222,735.87            13.93
 500,000.01 - 550,000.00           13        6,910,367.08             7.28
 550,000.01 - 600,000.00           12        6,979,028.79             7.35
 600,000.01 - 650,000.00           12        7,538,415.15             7.94
 650,000.01 - 700,000.00            8        5,493,463.74             5.79
 700,000.01 - 750,000.00            9        6,685,062.08             7.04
 750,000.01 - 800,000.00            1          761,223.11             0.80
 800,000.01 - 850,000.00            4        3,345,955.84             3.52
 850,000.01 - 900,000.00            3        2,672,458.47             2.81
 900,000.01 - 950,000.00            2        1,836,031.43             1.93
950,000.01 - 1,000,000.00           7        6,839,443.76             7.20

--------------------------------------------------------------------------
Total:                            182   $   94,956,115.38           100.00%
==========================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $521,737.

                                                                              33
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

   Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
Original Loan-To-Value    Mortgage      Balance as of     Pool Principal
Ratios(%)                   Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
    15.01 - 20.00                 2   $    1,105,651.68             1.16%
    20.01 - 25.00                 3        1,949,749.11             2.05
    25.01 - 30.00                 1          489,330.00             0.52
    30.01 - 35.00                 3        1,498,037.03             1.58
    35.01 - 40.00                 5        2,877,165.80             3.03
    40.01 - 45.00                 9        4,436,570.42             4.67
    45.01 - 50.00                10        5,170,242.18             5.44
    50.01 - 55.00                 9        5,189,336.64             5.46
    55.01 - 60.00                22       12,008,901.02            12.65
    60.01 - 65.00                21       11,015,204.71            11.60
    65.01 - 70.00                17        9,935,688.99            10.46
    70.01 - 75.00                22       11,916,628.16            12.55
    75.01 - 80.00                57       26,909,208.81            28.34
    85.01 - 90.00                 1          454,400.83             0.48
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 63.84%.

                                                                              34
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

      Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

---------------------------------------------------------------------------
                                             Aggregate            % of
                             Number Of    Stated Principal    Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates(%)    Loans        Cut-Off Date         Balance
---------------------------------------------------------------------------
    3.751 - 4.000                    1   $      335,515.88             0.35%
    4.001 - 4.250                    4        2,209,731.11             2.33
    4.251 - 4.500                    4        1,602,795.43             1.69
    4.501 - 4.750                   13        6,264,108.99             6.60
    4.751 - 5.000                   33       18,108,982.16            19.07
    5.001 - 5.250                   34       17,851,558.00            18.80
    5.251 - 5.500                   55       28,928,315.54            30.46
    5.501 - 5.750                   30       15,664,488.23            16.50
    5.751 - 6.000                    8        3,990,620.04             4.20
---------------------------------------------------------------------------
Total:                             182   $   94,956,115.38           100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.258%.


                 Gross Margins of the Group 3 Mortgage Loans

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                           Mortgage      Balance as of    Pool Principal
Gross Margin(%)             Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
2.250                           182   $   94,956,115.38           100.00%
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================

                                                                              35
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

               Rate Ceilings of the Group 3 Mortgage Loans /(1)/

---------------------------------------------------------------------------
                                             Aggregate            % of
                             Number Of    Stated Principal    Cut-Off Date
     Maximum Lifetime        Mortgage      Balance as of     Pool Principal
Mortgage Interest Rates(%)     Loans       Cut-Off Date          Balance
---------------------------------------------------------------------------
    8.751 - 9.000                    1   $      335,515.88             0.35%
    9.001 - 9.250                    4        2,209,731.11             2.33
    9.251 - 9.500                    4        1,602,795.43             1.69
    9.501 - 9.750                   13        6,264,108.99             6.60
    9.751 - 10.000                  33       18,108,982.16            19.07
   10.001 - 10.250                  34       17,851,558.00            18.80
   10.251 - 10.500                  55       28,928,315.54            30.46
   10.501 - 10.750                  30       15,664,488.23            16.50
   10.751 - 11.000                   8        3,990,620.04             4.20
---------------------------------------------------------------------------
Total:                             182   $   94,956,115.38           100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.258%.


     First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

----------------------------------------------------------------------------
                                              Aggregate            % of
                              Number Of    Stated Principal    Cut-Off Date
                               Mortgage      Balance as of     Pool Principal
First Rate Adjustment Date      Loans       Cut-Off Date          Balance
----------------------------------------------------------------------------
May 1, 2010                         120   $   62,117,089.44            65.42%
June 1, 2010                         62       32,839,025.94            34.58
----------------------------------------------------------------------------
Total:                              182   $   94,956,115.38           100.00%
============================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

                                                                              36
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

             Remaining Terms of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
Remaining Term (Months)    Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
    161 - 180                     1   $      339,776.66             0.36%
    281 - 300                     2        1,189,274.82             1.25
    341 - 360                   179       93,427,063.90            98.39
------------------------------------------------------------------------
      Total:                    182   $   94,956,115.38           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 358 months.


   Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
    Credit Scores           Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
      801 - 850                   2   $    1,192,544.59             1.26%
      751 - 800                  83       41,016,302.84            43.20
      701 - 750                  60       31,817,832.00            33.51
      651 - 700                  29       17,066,909.49            17.97
      601 - 650                   8        3,862,526.46             4.07
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

                                                                              37
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

[LOGO OF Banc of America Securities COMPANY]

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-F
$1,033,351,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 3-A-1 and 3-A-2
(Offered Certificates)

Bank of America, N.A.
Seller and Servicer

[LOGO OF BanK of America COMPANY]

June 9, 2003
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                   To Roll/(1)/
-----------------------------------------------------------------------------------------------------------------
                                                                   Est.
                                                          Est.     Prin.      Expected                Expected
                Approx.      Interest - Principal         WAL     Window     Maturity to    Delay     Ratings
  Class        Size /(2)/            Type                (yrs)    (mos)     Roll @ 25 CPR   Days     (Fitch/S&P)
Offered Certificates
--------------------
    1-A-1   $   244,748,000  Variable - Pass-thru/(3)/    1.94    1 - 35       05/25/06      24          AAA /AAA
    2-A-1   $   348,228,500  Variable - Pass-thru/(4)/    2.56    1 - 59       05/25/08      24          AAA /AAA
    2-A-2   $   348,228,500  Variable - Pass-thru/(4)/    2.56    1 - 59       05/25/08      24          AAA /AAA
    3-A-1   $    46,073,000  Variable - Pass-thru/(5)/    2.87    1 - 83       05/25/10      24          AAA /AAA
    3-A-2   $    46,073,000  Variable - Pass-thru/(5)/    2.87    1 - 83       05/25/10      24          AAA /AAA

Not Offered Hereunder
---------------------
      B-1   $    13,836,000                                                                                 AA/AA
      B-2   $     6,386,000                                                                                   A/A
      B-3   $     3,725,000                                                                               BBB/BBB
      B-4   $     1,596,000                                                                                 BB/BB
      B-5   $     1,596,000                                                                                   B/B
      B-6   $     2,130,694                                                                                 NR/NR
    1-A-P               TBD        Principal Only/(6)/                                                    AAA/AAA
    2-A-P               TBD        Principal Only/(7)/                                                    AAA/AAA
    3-A-P               TBD        Principal Only/(8)/                                                    AAA/AAA
      SES               TBD         Interest Only/(9)/                                                       N.A.
      WIO               TBD        Interest Only/(10)/                                                       N.A.
-----------------------------------------------------------------------------------------------------------------

<F1>
(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of May 2006, May 2008 and May 2010, respectively.

<F2>
(2)  Class sizes are subject to change.

<F3>
(3) For each Distribution Date occurring in the month of and prior to March 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in March 2006 and prior to the Distribution Date in June 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after June 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

<F4>
(4) For each Distribution Date occurring in the month of and prior to February 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in February 2008 and prior to the Distribution Date in June 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans minus [ ]% and for the Class 2-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after June 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

<F5>
(5) For each Distribution Date occurring in the month of and prior to May 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of or after June 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

<F6>
(6) For each Distribution Date occurring in the month of or after June 2006, interest will accrue on the Class 1-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

<F7>
(7) For each Distribution Date occurring in the month of or after June 2008, interest will accrue on the Class 2-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

<F8>
(8) For each Distribution Date occurring in the month of or after June 2010, interest will accrue on the Class 3-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

<F9>
(9) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to 0.325% per annum and for Group 2 and Group 3 at a rate equal to 0.200% per annum.

<F10>
(10) Interest will accrue on each Class WIO Component at a per annum rate equal to (i) for the Class 1-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 1, (ii) for the Class 2-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 2 and (iii) for the Class 3-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 3.

Banc of America Securities LLC
------------------------------------------------------------------------------ 2
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                  To Maturity
-----------------------------------------------------------------------------------------------------------------
                                                                    Est.
                                                                   Prin.
                                                          Est.    Window      Expected                Expected
                Approx.      Interest - Principal         WAL      (mos)        Final       Delay      Ratings
  Class       Size /(1)/             Type                (yrs)     /(2)/    Maturity/(2)/    Days    (Fitch/S&P)
Offered Certificates
--------------------
    1-A-1   $   244,748,000  Variable - Pass-thru/(3)/    3.21    1 - 360      06/25/33      24          AAA /AAA
    2-A-1   $   348,228,500  Variable - Pass-thru/(4)/    3.26    1 - 360      06/25/33      24          AAA /AAA
    2-A-2   $   348,228,500  Variable - Pass-thru/(4)/    3.26    1 - 360      06/25/33      24          AAA /AAA
    3-A-1   $    46,073,000  Variable - Pass-thru/(5)/    3.24    1 - 360      06/25/33      24          AAA /AAA
    3-A-2   $    46,073,000  Variable - Pass-thru/(5)/    3.24    1 - 360      06/25/33      24          AAA /AAA
-----------------------------------------------------------------------------------------------------------------

<F1>
(1)  Class sizes are subject to change.

<F2>
(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

<F3>
(3) For each Distribution Date occurring in the month of and prior to March 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in March 2006 and prior to the Distribution Date in June 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after June 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

<F4>
(4) For each Distribution Date occurring in the month of and prior to February 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in February 2008 and prior to the Distribution Date in June 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans minus [ ]% and for the Class 2-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after June 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

<F5>
(5) For each Distribution Date occurring in the month of and prior to May 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of or after June 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC
------------------------------------------------------------------------------ 3
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Transaction:                Banc of America Mortgage Securities, Inc.
                            Mortgage Pass-Through Certificates, Series 2003-F

Lead Manager (Book
Runner):                    Banc of America Securities LLC

Co-Managers:                Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:        Bank of America, N.A.

Trustee:                    Wells Fargo Bank Minnesota, N.A.

Transaction Size:           $1,064,337,410

Securities Offered:         $244,748,000 Class 1-A-1 Certificates
                            $348,228,500 Class 2-A-1 Certificates
                            $348,228,500 Class 2-A-2 Certificates
                            $46,073,000 Class 3-A-1 Certificates
                            $46,073,000 Class 3-A-2 Certificates

Group 1 Collateral:         3/1 Hybrid ARM Residential Mortgage Loans: fully
                            amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:         5/1 Hybrid ARM Residential Mortgage Loans: fully
                            amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.
                            Approximately 26.69% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Collateral:         7/1 Hybrid ARM Residential Mortgage Loans: fully
                            amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:            Fitch Ratings and Standard & Poor's (Senior
                            Certificates and Subordinate Certificates except for the Class B-6 Certificates).

Expected Pricing Date:      Week of June 9, 2003

Expected Closing Date:      June 24, 2003

Collection Period:          The calendar month preceding the current
                            Distribution Date
--------------------------------------------------------------------------------

Banc of America Securities LLC
------------------------------------------------------------------------------ 4
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Distribution Date:          25th of each month, or the next succeeding business
                            day (First Payment Date: July 25, 2003)

Cut-Off Date:               June 1, 2003

Class A Certificates:       Class 1-A-1, 2-A-1, 2-A-2, 3-A-1, 3-A-2, 1-A-P,
                            2-A-P and 3-A-P Certificates (the "Class A
                            Certificates").

Subordinate Certificates:   Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates
                            (the "Class B Certificates"). The Subordinate
                            Certificates are not offered hereunder.

Group 1-A Certificates:     Class 1-A-1

Group 2-A Certificates:     Class 2-A-1 and 2-A-2

Group 3-A Certificates:     Class 3-A-1 and 3-A-2

Class A-P Certificates:     Class 1-A-P, 2-A-P and 3-A-P

Day Count:                  30/360

Group 1, Group 2 and        25% CPR
Group 3
Prepayment Speed:

Clearing:                   DTC, Clearstream and Euroclear

Denominations:              Original Certificate     Minimum       Incremental
                                    Form          Denominations   Denominations
                            --------------------  -------------   -------------
  Class 1-A-1, 2-A-1,            Book Entry       $       1,000   $           1
        2-A-2, 3-A-1 and
        3-A-2

SMMEA Eligibility:          The Class A Certificates and the Class B-1
                            Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:          All of the Offered Certificates are expected to be
                            ERISA eligible.

Tax Structure:              REMIC

Optional Clean-up Call:     Any Distribution Date on or after which the
                            Aggregate Principal Balance of the Mortgage Loans
                            declines to 10% or less of the Aggregate Principal
                            Balance as of the Cut-Off Date ("Cut-Off Date Pool
                            Principal Balance").
--------------------------------------------------------------------------------

Banc of America Securities LLC
------------------------------------------------------------------------------ 5
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Principal:                  Principal will be allocated to the certificates
                            according to the Priority of Distributions: The
                            Group 1 Senior Principal Distribution Amount will generally be allocated to the Group 1-A Certificates pro-rata until their class balances have been reduced to zero. The Group 1 Ratio Strip Principal
                            Amount will generally be allocated to the Class
                            1-A-P Certificates. The Group 2 Senior Principal
                            Distribution Amount will generally be allocated to the Group 2-A Certificates pro-rata until their class balances have been reduced to zero. The Group
                            2 Ratio Stripped Principal Amount will generally be allocated to the Class 2-A-P Certificates. The Group
                            3 Senior Principal Distribution Amount will generally be allocated to the Group 3-A Certificates pro-rata until their class balances have been reduced to zero. The Group 3 Ratio Strip Principal
                            Amount will generally be allocated to the Class
                            3-A-P Certificates. The Subordinate Principal
                            Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group
                            (other than the Class A-P Certificates of such Group) has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another
                            Group (other than the Class A-P Certificates of such
                            Group). (Please see the Priority of Distributions section.)

Interest Accrual:           Interest will accrue on each class of Certificates
                            (other than the Class A-P Certificates; interest
                            will accrue on the Class 1-A-P Certificates
                            beginning in May 2006, on the Class 2-A-P
                            Certificates beginning in May 2008 and on the Class
                            3-A-P Certificates beginning in May 2010 and
                            thereafter) during each one-month period ending on
                            the last day of the month preceding the month in
                            which each Distribution Date occurs (each, an
                            "Interest Accrual Period"). The initial Interest
                            Accrual Period will be deemed to have commenced on
                            June 1, 2003. Interest which accrues on such class
                            of Certificates during an Interest Accrual Period
                            will be calculated on the assumption that
                            distributions which reduce the principal balances
                            thereof on the Distribution Date in that Interest
                            Accrual Period are made on the first day of the
                            Interest Accrual Period.
--------------------------------------------------------------------------------

Banc of America Securities LLC
------------------------------------------------------------------------------ 6
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Administrative Fee:         The Administrative Fees with respect to the Trust
                            are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the
                            "Servicing Fee") and (b) fees paid to the Trustee.
                            The Administrative Fees will accrue on the Stated
                            Principal Balance of each Mortgage Loan at a rate
                            (the "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The Trustee Fee Rate will be
                            0.002% per annum. The Servicing Fee Rate for all
                            Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:      The aggregate servicing compensation payable to the
                            Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest       As to any Mortgage Loan and Distribution Date, the
Rate:                       excess of its mortgage interest rate over the sum of
                            (i) the Administrative Fee, (ii) the pass-through rate of the Class SES Component in the related Group and (iii) the applicable WIO Rate.

WIO Rate:                   The WIO Rate of a Mortgage Loan is the excess of its
                            mortgage interest rate as of the closing date over the sum of (i) the applicable Administrative Fee,
                            (ii) the pass-through rate of the Class SES
                            Component in the related group and (iii) [ ]% for Loan Group 1, [ ]% for Loan Group 2 and [ ]% for
                            Loan Group 3. Notwithstanding the foregoing, for each Distribution Date occurring on or after the month following the month of the first rate adjustment date for any Mortgage Loan, the WIO Rate with respect to such Premium Mortgage Loan will be zero.

Adjusted Net WAC:           The Adjusted Net WAC of the Mortgage Loans of each
                            Loan Group is equal to (A) the sum of the product,
                            for each Mortgage Loan of such Loan Group, of (i)
                            the Net Mortgage Interest Rate for such Mortgage
                            Loan multiplied by (ii) the Stated Principal Balance
                            of such Mortgage Loan on the due date of the month
                            preceding the month of such Distribution Date
                            divided by (B) the sum of the product of, for each
                            Mortgage Loan of such Loan Group, of (i) the
                            Non-Ratio Strip Percentage for such Mortgage Loan
                            multiplied by (ii) the Stated Principal Balance of
                            such Mortgage Loan on the due date of the month
                            preceding the month of such Distribution Date.
-------------------------------------------------------------------------------

Banc of America Securities LLC
------------------------------------------------------------------------------ 7
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Pool Distribution Amount:   The Pool Distribution Amount for each Loan Group
                            with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                            Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan
                            Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection Period; and
                            (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The
                            Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:          The Senior Percentage for a Loan Group on any
                            Distribution Date will equal, (i) the aggregate principal balance of the Class A Certificates (other than the Class A-P Certificates) of such Group immediately prior to such date, divided by (ii) the aggregate principal balance (Non-Ratio Strip
                            Portion) of the related Loan Group for such date.

Subordinate Percentage:     The Subordinate Percentage for a Loan Group for any
                            Distribution Date will equal 100% minus the Senior
                            Percentage for such Loan Group for such date.

Subordinate Prepayment      The Subordinate Prepayment Percentage for a Loan
Percentage:                 Group for any Distribution Date will equal 100%
                            minus the Senior Prepayment Percentage for such Loan
                            Group for such date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
------------------------------------------------------------------------------ 8
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Group 1, Group 2 and        For the following Distribution Dates, will be as
Group 3 Senior              follows:
Prepayment Percentage:      Distribution Date     Senior Prepayment  Percentage
                            ------------------   -------------------------------
                            July 2003 through
                            June 2010            100%;

                            July 2010 through    the applicable Senior
                            June 2011            Percentage plus, 70% of the
                                                 applicable Subordinate
                                                 Percentage;

                            July 2011 through    the applicable Senior
                            June 2012            Percentage plus, 60% of the
                                                 applicable Subordinate
                                                 Percentage;

                            July 2012 through    the applicable Senior
                            June 2013            Percentage plus, 40% of the
                                                 applicable Subordinate
                                                 Percentage;

                            July 2013 through    the applicable Senior
                            June 2014            Percentage plus, 20% of the
                                                 applicable Subordinate
                                                 Percentage;

                            July 2014 and        the applicable  Senior
                            thereafter           Percentage;

                            provided, however,

                            (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates other than the Class A-P Certificates of all the Loan Groups divided by (y) the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Groups for such Distribution Date will equal 100%,

                            (ii) if for each Group of Certificates on any Distribution Date prior to the July 2006 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                            (iii) if for each Group of Certificates on or after
                                  the July 2006 Distribution Date, prior to
                                  giving effect to any distributions, the
                                  Aggregate Subordinate Percentage is greater
                                  than or equal to twice such percentage
                                  calculated as of the Closing Date, then the
                                  Senior Prepayment Percentage for each Group
                                  for that Distribution Date will equal the
                                  Senior Percentage for each Group.
--------------------------------------------------------------------------------

Banc of America Securities LLC
------------------------------------------------------------------------------ 9
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Group 1 Discount Mortgage   Any Group 1 Mortgage Loan with a Net Mortgage
 Loan:                      Interest Rate on the closing date that is less than
                            [ %] per annum.

Group 1 Premium Mortgage    Any Group 1 Mortgage Loan with a Net Mortgage
 Loan:                      Interest Rate on the closing date that is equal to
                            or greater than [ %] per annum.

Group 2 Discount Mortgage   Any Group 2 Mortgage Loan with a Net Mortgage
 Loan:                      Interest Rate on the closing date that is less than
                            [ %] per annum.

Group 2 Premium Mortgage    Any Group 2 Mortgage Loan with a Net Mortgage
 Loan:                      Interest Rate on the closing date that is equal to
                            or greater than [ %] per annum.

Group 3 Discount Mortgage   Any Group 3 Mortgage Loan with a Net Mortgage
 Loan:                      Interest Rate on the closing date that is less than
                            [ %] per annum.

Group 3 Premium Mortgage    Any Group 3 Mortgage Loan with a Net Mortgage
 Loan:                      Interest Rate on the closing date that is equal to
                            or greater than [ %] per annum.

Non-Ratio Strip             As to any Group 1 Discount Mortgage Loan, a fraction
 Percentage:                (expressed as a percentage), the numerator of which
                            is the Net Mortgage Interest Rate of such Group 1
                            Discount Mortgage Loan on the Closing Date and the denominator of which is [ %]. As to any Group 2
                            Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net
                            Mortgage Interest Rate of such Group 2 Discount
                            Mortgage Loan on the Closing Date and the denominator of which is [ %]. As to any Group 3
                            Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net
                            Mortgage Interest Rate of such Group 3 Discount
                            Mortgage Loan on the Closing Date and the denominator of which is [ %]. As to any Mortgage
                            Loan that is not a Discount Mortgage Loan, 100%.

Ratio Strip Percentage:     As to any Discount Mortgage Loan, 100% minus the
                            Non-Ratio Strip Percentage for such Mortgage Loan.
                            As to any Mortgage Loan that is not a Discount
                            Mortgage Loan, 0%.
--------------------------------------------------------------------------------

Banc of America Securities LLC
----------------------------------------------------------------------------- 10
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Ratio Strip Principal       As to any Distribution Date and any Loan Group, the
 Amount:                    sum of the applicable Ratio Strip Percentage of (a)
                            the principal portion of each Monthly Payment
                            (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated
                            Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution
                            Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage
                            Loans in such Loan Group that are not yet liquidated
                            Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan
                            Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal            The Senior Principal Distribution Amount for a Loan
 Distribution Amount:       Group for any Distribution Date will equal the sum
                            of (i) the Senior Percentage of the applicable
                            Non-Ratio Strip Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Ratio Strip Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Loan
                            Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal       The Subordinate Principal Distribution Amount for a
 Distribution Amount:       Loan Group for any Distribution Date will equal the
                            sum of (i) the Subordinate Percentage for such Loan
                            Group of the amounts described in clauses (a) and
                            (d) of the definition of "Ratio Strip Principal
                            Amount" for such Loan Group and such Distribution
                            Date and (ii) the Subordinate Prepayment Percentage
                            for such Loan Group of the amounts described in
                            clauses (e) and (f) of the definition of "Ratio
                            Strip Principal Amount" for such Loan Group and such
                            Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
----------------------------------------------------------------------------- 11
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Credit Support

The Class B Certificates are cross-collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates (except for the Class A-P Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
                            Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

Banc of America Securities LLC
----------------------------------------------------------------------------- 12
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F  $1,033,351,000 (approximate)
--------------------------------------------------------------------------------
                             Bond Summary to Roll/(1)/

1-A-1
----------------------------------------------------------------------------------------------------------------------
   CPR                                    5%           15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
   Yield at 101-16                       2.786        2.676      2.612       2.540      2.461       2.372      2.034
   Average Life (Years)                  2.649        2.275      2.100       1.935      1.779       1.632      1.239
   Modified Duration                     2.498        2.156      1.996       1.844      1.701       1.565      1.200
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          5/25/06      5/25/06    5/25/06     5/25/06    5/25/06     5/25/06    5/25/06
   Principal Payment Window (Months)      35           35          35         35          35         35          35
2-A-1
----------------------------------------------------------------------------------------------------------------------
   CPR                                    5%           15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
   Yield at 101-16                       3.444        3.319      3.246       3.163      3.069       2.964      2.563
   Average Life (Years)                  4.223        3.287      2.902       2.561      2.260       1.995      1.374
   Modified Duration                     3.818        3.008      2.673       2.374      2.109       1.873      1.315
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          5/25/08      5/25/08    5/25/08     5/25/08    5/25/08     5/25/08    5/25/08
   Principal Payment Window (Months)      59           59          59         59          59         59          59
2-A-2
----------------------------------------------------------------------------------------------------------------------
   CPR                                    5%           15%         20%        25%         30         35%        50%
----------------------------------------------------------------------------------------------------------------------
   Yield at 102-00                       3.630        3.469      3.374       3.266      3.145       3.009      2.492
   Average Life (Years)                  4.223        3.287      2.902       2.561      2.260       1.995      1.374
   Modified Duration                     3.791        2.992      2.661       2.366      2.103       1.870      1.316
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          5/25/08      5/25/08    5/25/08     5/25/08    5/25/08     5/25/08    5/25/08
   Principal Payment Window (Months)       59          59          59         59          59         59          59
3-A-1
----------------------------------------------------------------------------------------------------------------------
   CPR                                     5%          15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
   Yield at 101-16                       3.797        3.661      3.579       3.486      3.381       3.264      2.829
   Average Life (Years)                  5.516        3.944      3.361       2.873      2.466       2.126      1.399
   Modified Duration                     4.793        3.505      3.020       2.610      2.263       1.971      1.332
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          5/25/10      5/25/10    5/25/10     5/25/10    5/25/10     5/25/10    5/25/10
   Principal Payment Window (Months)       83          83          83         83          83         83          83
3-A-2
----------------------------------------------------------------------------------------------------------------------
   CPR                                     5%          15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
   Yield at 102-00                       3.992        3.815      3.710       3.590      3.455       3.304      2.744
   Average Life (Years)                  5.516        3.944      3.361       2.873      2.466       2.126      1.399
   Modified Duration                     4.753        3.484      3.005       2.601      2.258       1.968      1.333
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          5/25/10      5/25/10    5/25/10     5/25/10    5/25/10     5/25/10    5/25/10
   Principal Payment Window (Months)       83          83          83         83          83         83          83

<F1>
/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of May 2006, May 2008 and May 2010, respectively.


Banc of America Securities LLC
----------------------------------------------------------------------------- 13
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F          $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

1-A-1
----------------------------------------------------------------------------------------------------------------------
   CPR                                    5%           15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
   Yield at 101-16                       2.966        2.866      2.800       2.723      2.634       2.532      2.143
   Average Life (Years)                 10.729        5.232      4.019       3.208      2.632       2.205      1.404
   Modified Duration                     8.356        4.497      3.562       2.907      2.427       2.062      1.349
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          5/25/33      5/25/33    5/25/33     5/25/33    5/25/33     5/25/33    5/25/33
   Principal Payment Window (Months)      359          359        359         359        359         359        359
2-A-1
----------------------------------------------------------------------------------------------------------------------
   CPR                                    5%           15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
   Yield at 101-16                       3.295        3.270      3.227       3.164       3.082      2.982      2.578
   Average Life (Years)                 11.027        5.346      4.096       3.260       2.669      2.232      1.415
   Modified Duration                     8.294        4.480      3.553       2.904       2.426      2.062      1.350
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          6/25/33      6/25/33    6/25/33     6/25/33    6/25/33     6/25/33    6/25/33
   Principal Payment Window (Months)      360          360        360         360        360         360        360
2-A-2
----------------------------------------------------------------------------------------------------------------------
   CPR                                     5%          15%        20%         25%        30%        35%        50%
----------------------------------------------------------------------------------------------------------------------
   Yield at 102-00                       3.382        3.371      3.323       3.249      3.148       3.023      2.508
   Average Life (Years)                 11.027        5.346      4.096       3.260      2.669       2.232      1.415
   Modified Duration                     8.177        4.436      3.527       2.888      2.417       2.057      1.351
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          6/25/33      6/25/33    6/25/33     6/25/33    6/25/33     6/25/33    6/25/33
   Principal Payment Window (Months)      360          360        360         360        360         360        360
3-A-1
----------------------------------------------------------------------------------------------------------------------
   CPR                                     5%          15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
   Yield at 101-16                       3.542        3.561      3.523       3.458      3.370       3.261      2.831
   Average Life (Years)                 10.954        5.308      4.067       3.239      2.652       2.219      1.409
   Modified Duration                     8.031        4.379      3.487       2.859      2.394       2.038      1.339
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03    7/25/03     7/25/03    7/25/03
   Last Principal Payment Date          5/25/33      5/25/33    5/25/33     5/25/33    5/25/33     5/25/33    5/25/33
   Principal Payment Window (Months)      359          359        359         359        359         359        359
3-A-2
----------------------------------------------------------------------------------------------------------------------
   CPR                                     5%          15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
   Yield at 102-00                       3.660        3.686      3.637       3.553       3.439      3.300      2.747
   Average Life (Years)                 10.954        5.308      4.067       3.239       2.652      2.219      1.409
   Modified Duration                     7.902        4.337      3.463       2.845       2.387      2.035      1.341
   First Principal Payment Date         7/25/03      7/25/03    7/25/03     7/25/03     7/25/03    7/25/03    7/25/03
   Last Principal Payment Date          5/25/33      5/25/33    5/25/33     5/25/33     5/25/33    5/25/33    5/25/33
   Principal Payment Window (Months)      359          359        359         359        359         359        359


Banc of America Securities LLC
----------------------------------------------------------------------------- 14
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F          $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortage Loans


Description of The Group 1 Mortgage Loans
-----------------------------------------

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------
                                  Collateral Summary     Range (if applicable)
                                  ------------------     ----------------------
Total Outstanding Loan Balance    $      251,770,688
Total Number of Loans                            488
Average Loan Principal Balance    $          515,924     $324,600 to $1,000,000
WA Gross Coupon                                4.452%           3.250% to 5.375%
WA FICO                                          737                 624 to 837
WA Original Term (mos.)                          359                 180 to 360
WA Remaining Term (mos.)                         358                 179 to 360
WA OLTV                                        65.99%           10.71% to 95.00%
WA Months to First Rate
 Adjustment Date                                  35                   33 to 36
Gross Margin                                   2.250%
WA Rate Ceiling                               10.452%          9.250% to 11.375%

Geographic Concentration of
 Mortgaged                              CA        70.47%
Properties (Top 5 States) based
 on the Aggregate                       IL         7.12%
 Stated Principal Balance               FL         3.35%
                                        VA         2.43%
                                        NV         1.65%
--------------------------------------------------------------------------------

Banc of America Securities LLC
----------------------------------------------------------------------------- 15
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F          $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

----------------------------------------------------------------------
                                       Aggregate            % of
                      Number Of    Stated Principal      Cut-Off Date
                      Mortgage       Balance as of      Pool Principal
   Occupancy            Loans        Cut-Off Date          Balance
----------------------------------------------------------------------
Primary Residence           460    $  237,863,848.95             94.48%
Second Home                  19        10,412,603.20              4.14
Investor Property             9         3,494,235.63              1.39
----------------------------------------------------------------------
Total:                      488    $  251,770,687.78            100.00%
======================================================================
(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

              Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------
                                            Aggregate           % of
                          Number Of     Stated Principal    Cut-Off Date
                           Mortgage       Balance as of     Pool Principal
  Property Type             Loans         Cut-Off Date         Balance
--------------------------------------------------------------------------
Single Family
Residence                       338     $  176,153,636.97            69.97%
PUD-Detached                     98         50,255,755.79            19.96
Condominium                      30         12,832,219.58             5.10
PUD-Attached                     12          5,731,231.17             2.28
2-Family                          4          3,361,733.86             1.34
3-Family                          4          2,622,706.13             1.04
Co-Op                             1            433,927.83             0.17
Townhouse                         1            379,476.45             0.15
--------------------------------------------------------------------------
Total:                          488     $  251,770,687.78           100.00%
==========================================================================

            Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------
                                          Aggregate            % of
                         Number Of     Stated Principal     Cut-Off Date
                         Mortgage        Balance as of      Pool Principal
   Purpose                 Loans         Cut-Off Date          Balance
--------------------------------------------------------------------------
Refinance-Rate/Term             344    $  178,226,295.18             70.79%
Purchase                         88        45,659,662.38             18.14
Refinance-Cashout                56        27,884,730.22             11.08
--------------------------------------------------------------------------
Total:                          488    $  251,770,687.78            100.00%
==========================================================================


Banc of America Securities LLC
----------------------------------------------------------------------------- 16
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F          $1,033,351,000 (approximate)
--------------------------------------------------------------------------------


            Geographical Distribution of the Mortgage Properties
                   of the Group 1 Mortgage Loans /(1)/
--------------------------------------------------------------------------
                                           Aggregate           % of
                          Number Of     Stated Principal    Cut-Off Date
                          Mortgage        Balance as of     Pool Principal
 Geographic Area           Loans          Cut-Off Date         Balance
--------------------------------------------------------------------------
California                      348    $   177,410,555.55            70.47%
Illinois                         31         17,935,095.41             7.12
Florida                          15          8,438,223.49             3.35
Virginia                         13          6,125,353.64             2.43
Nevada                            8          4,150,831.72             1.65
South Carolina                    7          3,766,817.60             1.50
Massachusetts                     7          3,455,051.52             1.37
Colorado                          6          3,422,357.61             1.36
Maryland                          7          3,286,529.90             1.31
North Carolina                    6          2,952,238.42             1.17
Arizona                           6          2,918,673.62             1.16
Missouri                          3          1,942,738.88             0.77
Georgia                           5          1,937,138.32             0.77
Washington                        3          1,753,045.52             0.70
Wisconsin                         2          1,635,823.73             0.65
Texas                             2          1,422,181.49             0.56
Vermont                           3          1,383,181.77             0.55
Oregon                            3          1,257,831.40             0.50
New Mexico                        2          1,202,650.00             0.48
District of Columbia              2          1,036,711.62             0.41
Indiana                           2          1,010,617.21             0.40
New York                          2            805,927.83             0.32
Minnesota                         1            750,000.00             0.30
Oklahoma                          1            501,338.93             0.20
Michigan                          1            482,492.19             0.19
New Jersey                        1            449,365.95             0.18
Tennessee                         1            337,914.46             0.13
--------------------------------------------------------------------------
Total:                          488    $   251,770,687.78           100.00%
==========================================================================
(1) As of the Cut-Off Date, no more than approximately 5.34% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


Banc of America Securities LLC
----------------------------------------------------------------------------- 17
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F          $1,033,351,000 (approximate)
--------------------------------------------------------------------------------


 Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/
-----------------------------------------------------------------------------
                                               Aggregate           % of
                               Number Of    Stated Principal    Cut-Off Date
   Current Mortgage Loan       Mortgage      Balance as of     Pool Principal
    Principal Balance($)        Loans        Cut-Off Date          Balance
-----------------------------------------------------------------------------
   300,000.01 - 350,000.00            36   $   12,229,155.27             4.86%
   350,000.01 - 400,000.00           102       38,673,210.99            15.36
   400,000.01 - 450,000.00            86       36,558,699.84            14.52
   450,000.01 - 500,000.00            64       30,569,990.38            12.14
   500,000.01 - 550,000.00            42       22,102,943.28             8.78
   550,000.01 - 600,000.00            34       19,769,842.32             7.85
   600,000.01 - 650,000.00            45       28,545,017.02            11.34
   650,000.01 - 700,000.00            21       14,284,003.85             5.67
   700,000.01 - 750,000.00            21       15,344,964.03             6.09
   750,000.01 - 800,000.00             6        4,630,193.12             1.84
   800,000.01 - 850,000.00             5        4,148,050.52             1.65
   850,000.01 - 900,000.00             8        7,079,533.36             2.81
   950,000.01 - 1,000,000.00          18       17,835,083.80             7.08
-----------------------------------------------------------------------------
Total:                               488   $  251,770,687.78           100.00%
=============================================================================
(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $515,924.


Banc of America Securities LLC
----------------------------------------------------------------------------- 18
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F          $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

    Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                         Aggregate            % of
                          Number Of   Stated Principal     Cut-Off Date
  Orginal Loan-To-Value   Mortgage      Balance as of     Pool Principal
        Ratios(%)          Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
        10.01 - 15.00             1   $      449,420.75             0.18%
        15.01 - 20.00             1        1,000,000.00             0.40
        20.01 - 25.00             3        1,285,638.31             0.51
        25.01 - 30.00             3        1,501,992.00             0.60
        30.01 - 35.00             6        3,761,585.12             1.49
        35.01 - 40.00            13        7,366,967.67             2.93
        40.01 - 45.00            19       11,192,979.37             4.45
        45.01 - 50.00            28       16,943,454.65             6.73
        50.01 - 55.00            27       14,665,787.25             5.83
        55.01 - 60.00            25       13,884,858.26             5.51
        60.01 - 65.00            45       22,008,269.20             8.74
        65.01 - 70.00            74       39,351,068.05            15.63
        70.01 - 75.00            56       29,290,803.33            11.63
        75.01 - 80.00           182       87,292,525.58            34.67
        80.01 - 85.00             2          669,297.22             0.27
        85.01 - 90.00             2          745,505.72             0.30
        90.01 - 95.00             1          360,535.30             0.14
------------------------------------------------------------------------
Total:                          488   $  251,770,687.78           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 65.99%.

   Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
   Mortage Interest        Mortgage     Balance as of     Pool Principal
       Rates(%)             Loans       Cut-Off Date          Balance
------------------------------------------------------------------------
     3.001 - 3.250                1   $      500,000.00             0.20%
     3.501 - 3.750                1          654,013.47             0.26
     3.751 - 4.000               19        8,844,776.50             3.51
     4.001 - 4.250              102       55,188,816.49            21.92
     4.251 - 4.500              224      115,973,072.93            46.06
     4.501 - 4.750              111       56,181,234.24            22.31
     4.751 - 5.000               28       13,629,681.19             5.41
     5.001 - 5.250                1          399,541.18             0.16
     5.251 - 5.500                1          399,551.78             0.16
------------------------------------------------------------------------
Total:                          488   $  251,770,687.78           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.452%.


Banc of America Securities LLC
----------------------------------------------------------------------------- 19
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F          $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

              Gross Margins of the Group 1 Mortgage Loans

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of   Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
    Gross Margin           Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
        2.250                   488   $  251,770,687.78           100.00%
------------------------------------------------------------------------
Total:                          488   $  251,770,687.78           100.00%
========================================================================

             Rate Ceilings of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
  Maximum Lifetime        Number Of   Stated Principal    Cut-Off Date
  Mortage Interest        Mortgage      Balance as of     Pool Principal
      Rates(%)              Loans       Cut-Off Date         Balance
------------------------------------------------------------------------
    9.001 - 9.250                 1   $      500,000.00             0.20%
    9.501 - 9.750                 1          654,013.47             0.26
    9.751 - 10.000               19        8,844,776.50             3.51
   10.001 - 10.250              102       55,188,816.49            21.92
   10.251 - 10.500              224      115,973,072.93            46.06
   10.501 - 10.750              111       56,181,234.24            22.31
   10.751 - 11.000               28       13,629,681.19             5.41
   11.001 - 11.250                1          399,541.18             0.16
   11.251 - 11.500                1          399,551.78             0.16
------------------------------------------------------------------------
Total:                          488   $  251,770,687.78           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.452%.

     First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
First Rate Adjustment     Mortgage      Balance as of     Pool Principal
        Date               Loans        Cut-Off Date          Balance
------------------------------------------------------------------------
March 1, 2006                     2   $      697,253.77             0.28%
April 1, 2006                     1          645,712.66             0.26
May 1, 2006                     324      165,526,440.25            65.74
June 1, 2006                    161       84,901,281.10            33.72
------------------------------------------------------------------------
Total:                          488   $  251,770,687.78           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.


Banc of America Securities LLC
----------------------------------------------------------------------------- 20
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F          $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

          Remaining Terms of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
Remaining Term(Months)      Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
      161 - 180                   3   $    1,437,721.77             0.57%
      341 - 360                 485      250,332,966.01            99.43
------------------------------------------------------------------------
 Total:                         488   $  251,770,687.78           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.

    Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
     Credit Scores          Loans        Cut-Off Date        Balance
------------------------------------------------------------------------
       801 - 850                  9   $    4,439,727.87             1.76%
       751 - 800                202      103,686,412.60            41.18
       701 - 750                186       96,191,582.20            38.21
       651 - 700                 79       42,195,187.42            16.76
       601 - 650                 11        4,861,288.73             1.93
       Not Scored                 1          396,488.96             0.16
------------------------------------------------------------------------
 Total:                         488   $  251,770,687.78           100.00%
========================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
----------------------------------------------------------------------------- 21
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F          $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Collaateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans
-----------------------------------------
The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 26.69% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------
                                  Collateral Summary      Range (if applicable)
                                  ------------------     ----------------------
Total Outstanding Loan Balance    $      717,610,607
Total Number of Loans                           1308
Average Loan Principal Balance    $          548,632     $322,701 to $1,250,000
WA Gross Coupon                                4.897%           3.375% to 5.875%
WA FICO                                          738                 623 to 826
WA Original Term (mos.)                          358                 120 to 360
WA Remaining Term (mos.)                         358                 116 to 360
WA OLTV                                        64.45%           15.84% to 95.00%
WA Months to First Rate
Adjustment Date                                   59                   56 to 60
Gross Margin                                   2.250%
WA Rate Ceiling                                9.897%          8.375% to 10.875%

Geographic Concentration of
 Mortgaged                              CA        70.61%
Properties (Top 5 States)
 based on the Aggregate Stated
 Principal                              IL         6.02%
Balance                                 FL         2.79%
                                        NC         2.76%
                                        GA         2.19%
--------------------------------------------------------------------------------


Banc of America Securities LLC
----------------------------------------------------------------------------- 22
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F          $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

  Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
     Occupancy              Loans       Cut-Off Date         Balance
------------------------------------------------------------------------
Primary Residence             1,238   $  677,703,032.16            94.44%
Second Home                      62       36,473,294.78             5.08
Investor Property                 8        3,434,280.22             0.48
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

             Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
    Property Type           Loans        Cut-Off Date        Balance
------------------------------------------------------------------------
Single Family Residence         885   $  501,712,118.24            69.91%
PUD-Detached                    283      150,877,005.49            21.02
Condominium                     106       49,210,505.16             6.86
PUD-Attached                     22        9,121,231.23             1.27
2-Family                          5        3,077,797.99             0.43
Townhouse                         4        2,092,541.33             0.29
3-Family                          2          943,407.72             0.13
4-Family                          1          576,000.00             0.08
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================

          Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
      Purpose               Loans        Cut-Off Date        Balance
------------------------------------------------------------------------
Refinance-Rate/Term             865   $  493,299,382.90            68.74%
Purchase                        271      138,474,447.71            19.30
Refinance-Cashout               172       85,836,776.55            11.96
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================


Banc of America Securities LLC
----------------------------------------------------------------------------- 23
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F          $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage Loans/(1)/
------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
Geographic Area             Loans        Cut-Off Date        Balance
------------------------------------------------------------------------
California                      921   $  506,708,190.53            70.61%
Illinois                         77       43,189,223.20             6.02
Florida                          40       19,995,617.45             2.79
North Carolina                   37       19,775,598.07             2.76
Georgia                          28       15,686,607.83             2.19
Virginia                         30       15,580,087.40             2.17
Texas                            22       11,517,373.34             1.60
Washington                       17        9,052,770.03             1.26
South Carolina                   15        9,033,108.17             1.26
Maryland                         14        7,096,169.47             0.99
Arizona                          14        6,926,236.05             0.97
Massachusetts                    12        6,481,992.03             0.90
Nevada                           10        6,456,451.62             0.90
Colorado                         10        4,969,198.97             0.69
Minnesota                         7        4,858,029.15             0.68
District of Columbia              8        4,221,507.81             0.59
Missouri                          7        3,364,961.45             0.47
Oregon                            5        3,035,469.86             0.42
Tennessee                         5        2,921,577.91             0.41
Michigan                          3        2,281,048.36             0.32
Indiana                           2        1,604,637.29             0.22
Kansas                            3        1,548,650.73             0.22
New Mexico                        2        1,356,514.90             0.19
Idaho                             2        1,073,858.44             0.15
Rhode Island                      1        1,000,000.00             0.14
Connecticut                       2          959,443.91             0.13
Hawaii                            1          958,924.27             0.13
New Hampshire                     2          948,670.75             0.13
Oklahoma                          2          932,883.36             0.13
West Virginia                     1          599,245.11             0.08
Pennsylvania                      1          563,000.00             0.08
Ohio                              1          498,000.00             0.07
Iowa                              1          449,420.75             0.06
Arkansas                          1          435,600.00             0.06
Utah                              1          425,000.00             0.06
New York                          1          418,519.39             0.06
Vermont                           1          350,000.00             0.05
New Jersey                        1          337,019.56             0.05
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================

(1) As of the Cut-Off Date, no more than approximately 2.30% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


Banc of America Securities LLC
----------------------------------------------------------------------------- 24
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F          $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

----------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan         Mortgage      Balance as of     Pool Principal
Principal Balances ($)          Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------
  300,000.01 - 350,000.00            66   $   22,431,341.37             3.13%
  350,000.01 - 400,000.00           212       80,368,282.62            11.20
  400,000.01 - 450,000.00           224       95,669,627.95            13.33
  450,000.01 - 500,000.00           192       92,052,711.18            12.83
  500,000.01 - 550,000.00           118       61,873,358.40             8.62
  550,000.01 - 600,000.00           109       62,976,176.74             8.78
  600,000.01 - 650,000.00           103       64,972,420.52             9.05
  650,000.01 - 700,000.00            61       41,414,404.43             5.77
  700,000.01 - 750,000.00            68       49,829,689.58             6.94
  750,000.01 - 800,000.00            25       19,514,420.66             2.72
  800,000.01 - 850,000.00            25       20,727,012.59             2.89
  850,000.01 - 900,000.00            15       13,286,067.57             1.85
  900,000.01 - 950,000.00            14       13,005,895.80             1.81
 950,000.01 - 1,000,000.00           54       53,412,013.51             7.44
1,000,000.01 - 1,500,000.00          22       26,077,184.24             3.63
----------------------------------------------------------------------------
Total:                            1,308   $  717,610,607.16           100.00%
============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $548,632.


Banc of America Securities LLC
----------------------------------------------------------------------------- 25
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F          $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

    Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                         Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
Original Loan-To-Value    Mortgage      Balance as of     Pool Principal
Ratios (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------
    15.01 - 20.00                 2   $      851,100.00             0.12%
    20.01 - 25.00                19       10,803,617.73             1.51
    25.01 - 30.00                20       12,260,007.43             1.71
    30.01 - 35.00                24       15,909,719.49             2.22
    35.01 - 40.00                38       23,777,872.89             3.31
    40.01 - 45.00                46       28,524,835.59             3.97
    45.01 - 50.00                66       35,938,950.24             5.01
    50.01 - 55.00                90       50,198,262.38             7.00
    55.01 - 60.00                90       51,625,190.44             7.19
    60.01 - 65.00               122       73,902,246.60            10.30
    65.01 - 70.00               188      113,397,609.42            15.80
    70.01 - 75.00               161       89,326,254.09            12.45
    75.01 - 80.00               429      206,224,511.46            28.74
    85.01 - 90.00                10        3,824,529.40             0.53
    90.01 - 95.00                 3        1,045,900.00             0.15
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 64.45%.


Banc of America Securities LLC
----------------------------------------------------------------------------- 26
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F      $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
  Mortgage Interest       Mortgage      Balance as of     Pool Principal
       Rates(%)             Loans        Cut-Off Date        Balance
------------------------------------------------------------------------
    3.251 - 3.500                 4   $    2,226,816.30             0.31%
    3.501 - 3.750                 5        2,270,771.64             0.32
    3.751 - 4.000                13        6,826,627.46             0.95
    4.001 - 4.250                23       11,445,921.93             1.60
    4.251 - 4.500               136       73,847,132.53            10.29
    4.501 - 4.750               302      170,889,100.23            23.81
    4.751 - 5.000               443      243,325,951.78            33.91
    5.001 - 5.250               283      152,348,975.54            21.23
    5.251 - 5.500                89       48,304,486.64             6.73
    5.501 - 5.750                 9        4,984,823.11             0.69
    5.751 - 6.000                 1        1,140,000.00             0.16
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.897%.

           Gross Margins of the Group 2 Mortgage Loans

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of   Stated Principal    Cut-Off Date
                           Mortgage     Balance as of     Pool Principal
Gross Margin(%)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------
    2.250                     1,308   $  717,610,607.16           100.00%
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================


Banc of America Securities LLC
----------------------------------------------------------------------------- 27
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

          Rate Ceilings of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
  Maximum Lifetime        Number Of   Stated Principal    Cut-Off Date
 Mortgage Interest        Mortgage      Balance as of     Pool Principal
       Rates (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------
   8.251 - 8.500                  4   $    2,226,816.30             0.31%
   8.501 - 8.750                  5        2,270,771.64             0.32
   8.751 - 9.000                 13        6,826,627.46             0.95
   9.001 - 9.250                 23       11,445,921.93             1.60
   9.251 - 9.500                136       73,847,132.53            10.29
   9.501 - 9.750                302      170,889,100.23            23.81
   9.751 - 10.000               443      243,325,951.78            33.91
  10.001 - 10.250               283      152,348,975.54            21.23
  10.251 - 10.500                89       48,304,486.64             6.73
  10.501 - 10.750                 9        4,984,823.11             0.69
  10.751 - 11.000                 1        1,140,000.00             0.16
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.897%.


       First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                         Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
    First Rate            Mortgage      Balance as of     Pool Principal
  Adjustment Date          Loans        Cut-Off Date          Balance
------------------------------------------------------------------------
February 1, 2008                  5   $    4,103,571.70             0.57%
March 1, 2008                     1          388,000.00             0.05
April 1, 2008                    13        7,464,943.92             1.04
May 1, 2008                     905      492,064,765.57            68.57
June 1, 2008                    384      213,589,325.97            29.76
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.


Banc of America Securities LLC
----------------------------------------------------------------------------- 28
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

         Remaining Terms of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
Remaining Term (Months)     Loans       Cut-Off Date         Balance
------------------------------------------------------------------------
     101 - 120                    1   $      566,865.41             0.08%
     141 - 160                    1          376,228.27             0.05
     161 - 180                    7        3,797,772.86             0.53
     221 - 240                    3        1,786,201.89             0.25
     281 - 300                    4        2,314,806.16             0.32
     321 - 340                    1          420,301.39             0.06
     341 - 360                1,291      708,348,431.18            98.71
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

    Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
    Credit Scores           Loans       Cut-Off Date          Balance
------------------------------------------------------------------------
      801 - 850                  24   $   11,132,947.49             1.55%
      751 - 800                 554      309,669,588.03            43.15
      701 - 750                 491      266,744,566.81            37.17
      651 - 700                 191      102,813,137.20            14.33
      601 - 650                  44       25,296,820.43             3.53
      Not Scored                  4        1,953,547.20             0.27
------------------------------------------------------------------------
Total:                        1,308   $  717,610,607.16           100.00%
========================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
----------------------------------------------------------------------------- 29
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans

Description of The Group 3 Mortgage Loans
-----------------------------------------

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                  Collateral Summary     Range (if applicable)
                                  ------------------     ----------------------
Total Outstanding Loan Balance    $       94,956,115
Total Number of Loans                            182
Average Loan Principal Balance    $          521,737     $  324,653 to $998,879
WA Gross Coupon                                5.258%           4.000% to 5.875%
WA FICO                                          736                 620 to 832
WA Original Term (mos.)                          359                 180 to 360
WA Remaining Term (mos.)                         358                 179 to 360
WA OLTV                                        63.84%           17.58% to 86.67%
WA Months to First Adjustment
 Date                                             83                   83 to 84
Gross Margin                                   2.250%
WA Rate Ceiling                               10.258%          9.000% to 10.875%

Geographic Concentration of             CA        57.80%
Mortgaged Properties (Top 5             FL         7.19%
States) based on the Aggregate          MD         4.63%
Stated Principal Balance                GA         4.21%
                                        WA         4.19%
--------------------------------------------------------------------------------


Banc of America Securities LLC
----------------------------------------------------------------------------- 30
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

    Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
  Occupancy                Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
Primary Residence               175   $   90,735,452.27            95.56%
Second Home                       7        4,220,663.11             4.44
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


           Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
   Property Type           Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
Single Family Residence         132   $   67,927,183.06            71.54%
PUD-Detached                     40       21,934,441.34            23.10
Condominium                       7        3,701,604.09             3.90
PUD-Attached                      2          767,987.90             0.81
2-Family                          1          624,898.99             0.66
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================

     Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
    Purpose                Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
Refinance-Rate/Term             107   $   57,430,345.65            60.48%
Purchase                         53       27,180,810.82            28.62
Refinance-Cashout                22       10,344,958.91            10.89
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================


Banc of America Securities LLC
----------------------------------------------------------------------------- 31
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

Geographical Distribution of the Mortgage Properties of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
 Geographic Area           Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
California                      103   $   54,886,989.68            57.80%
Florida                          15        6,831,862.64             7.19
Maryland                          9        4,392,908.80             4.63
Georgia                           7        4,000,368.87             4.21
Washington                        8        3,975,313.05             4.19
North Carolina                    6        3,119,949.32             3.29
Virginia                          6        2,600,997.59             2.74
Tennessee                         4        2,598,765.39             2.74
Illinois                          5        2,220,101.54             2.34
District of Columbia              4        1,829,537.09             1.93
Arizona                           3        1,646,976.66             1.73
South Carolina                    3        1,604,972.28             1.69
New York                          1          998,879.45             1.05
Nevada                            1          761,223.11             0.80
Oregon                            1          749,216.95             0.79
Utah                              1          629,593.72             0.66
Texas                             1          595,419.56             0.63
Massachusetts                     1          433,302.00             0.46
Missouri                          1          375,568.71             0.40
Kentucky                          1          361,794.13             0.38
Kansas                            1          342,374.84             0.36
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================

(1) As of the Cut-Off Date, no more than approximately 1.70% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


Banc of America Securities LLC
----------------------------------------------------------------------------- 32
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

 Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of    Stated Principal    Cut-Off Date
Current Mortgage Loan            Mortgage      Balance as of     Pool Principal
Principal Balances ($)             Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
   300,000.01 - 350,000.00              12   $    4,070,144.84             4.29%
   350,000.01 - 400,000.00              37       14,030,564.61            14.78
   400,000.01 - 450,000.00              34       14,571,220.61            15.35
   450,000.01 - 500,000.00              28       13,222,735.87            13.93
   500,000.01 - 550,000.00              13        6,910,367.08             7.28
   550,000.01 - 600,000.00              12        6,979,028.79             7.35
   600,000.01 - 650,000.00              12        7,538,415.15             7.94
   650,000.01 - 700,000.00               8        5,493,463.74             5.79
   700,000.01 - 750,000.00               9        6,685,062.08             7.04
   750,000.01 - 800,000.00               1          761,223.11             0.80
   800,000.01 - 850,000.00               4        3,345,955.84             3.52
   850,000.01 - 900,000.00               3        2,672,458.47             2.81
   900,000.01 - 950,000.00               2        1,836,031.43             1.93
  950,000.01 - 1,000,000.00              7        6,839,443.76             7.20

-------------------------------------------------------------------------------
Total:                                 182   $   94,956,115.38           100.00%
===============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $521,737.


Banc of America Securities LLC
----------------------------------------------------------------------------- 33
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

   Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
Original Loan-To-Value    Mortgage      Balance as of     Pool Principal
       Ratios (%)           Loans        Cut-Off Date        Balance
------------------------------------------------------------------------
    15.01 - 20.00                 2   $    1,105,651.68             1.16%
    20.01 - 25.00                 3        1,949,749.11             2.05
    25.01 - 30.00                 1          489,330.00             0.52
    30.01 - 35.00                 3        1,498,037.03             1.58
    35.01 - 40.00                 5        2,877,165.80             3.03
    40.01 - 45.00                 9        4,436,570.42             4.67
    45.01 - 50.00                10        5,170,242.18             5.44
    50.01 - 55.00                 9        5,189,336.64             5.46
    55.01 - 60.00                22       12,008,901.02            12.65
    60.01 - 65.00                21       11,015,204.71            11.60
    65.01 - 70.00                17        9,935,688.99            10.46
    70.01 - 75.00                22       11,916,628.16            12.55
    75.01 - 80.00                57       26,909,208.81            28.34
    85.01 - 90.00                 1          454,400.83             0.48
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 63.84%.


Banc of America Securities LLC
----------------------------------------------------------------------------- 34
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of   Stated Principal     Cut-Off Date
  Mortgage Interest       Mortgage      Balance as of     Pool Principal
      Rates(%)              Loans        Cut-Off Date        Balance
------------------------------------------------------------------------
     3.751 - 4.000                1   $      335,515.88             0.35%
     4.001 - 4.250                4        2,209,731.11             2.33
     4.251 - 4.500                4        1,602,795.43             1.69
     4.501 - 4.750               13        6,264,108.99             6.60
     4.751 - 5.000               33       18,108,982.16            19.07
     5.001 - 5.250               34       17,851,558.00            18.80
     5.251 - 5.500               55       28,928,315.54            30.46
     5.501 - 5.750               30       15,664,488.23            16.50
     5.751 - 6.000                8        3,990,620.04             4.20
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.258%.

         Gross Margins of the Group 3 Mortgage Loans

------------------------------------------------------------------------
                                          Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
                           Mortgage      Balance as of    Pool Principal
Gross Margin(%)             Loans        Cut-Off Date        Balance
------------------------------------------------------------------------
    2.250                       182   $   94,956,115.38           100.00%
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================


Banc of America Securities LLC
----------------------------------------------------------------------------- 35
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

         Rate Ceilings of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate            % of
   Maximum Lifetime       Number Of    Stated Principal    Cut-Off Date
  Mortgage Interest       Mortgage      Balance as of     Pool Principal
       Rates (%)            Loans       Cut-Off Date          Balance
------------------------------------------------------------------------
        8.751 - 9.000             1   $      335,515.88             0.35%
        9.001 - 9.250             4        2,209,731.11             2.33
        9.251 - 9.500             4        1,602,795.43             1.69
        9.501 - 9.750            13        6,264,108.99             6.60
        9.751 - 10.000           33       18,108,982.16            19.07
       10.001 - 10.250           34       17,851,558.00            18.80
       10.251 - 10.500           55       28,928,315.54            30.46
       10.501 - 10.750           30       15,664,488.23            16.50
       10.751 - 11.000            8        3,990,620.04             4.20
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.258%.


    First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                         Aggregate           % of
                          Number Of    Stated Principal    Cut-Off Date
     First Rate           Mortgage      Balance as of     Pool Principal
  Adjustment Date          Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
May 1, 2010                     120   $   62,117,089.44            65.42%
June 1, 2010                     62       32,839,025.94            34.58
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.


Banc of America Securities LLC
----------------------------------------------------------------------------- 36
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-F $1,033,351,000 (approximate)
--------------------------------------------------------------------------------

         Remaining Terms of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
Remaining Term (Months)    Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
       161 - 180                  1   $      339,776.66             0.36%
       281 - 300                  2        1,189,274.82             1.25
       341 - 360                179       93,427,063.90            98.39
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 358 months.

   Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------
                                          Aggregate            % of
                          Number Of    Stated Principal    Cut-Off Date
                          Mortgage      Balance as of     Pool Principal
   Credit Scores            Loans        Cut-Off Date         Balance
------------------------------------------------------------------------
     801 - 850                    2   $    1,192,544.59             1.26%
     751 - 800                   83       41,016,302.84            43.20
     701 - 750                   60       31,817,832.00            33.51
     651 - 700                   29       17,066,909.49            17.97
     601 - 650                    8        3,862,526.46             4.07
------------------------------------------------------------------------
Total:                          182   $   94,956,115.38           100.00%
========================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
----------------------------------------------------------------------------- 37
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